Exhibit 4.2

EXECUTION VERSION

STORE MASTER FUNDING I, LLC,

as an Issuer,

STORE MASTER FUNDING II, LLC,

as an Issuer,

STORE MASTER FUNDING III, LLC

as an Issuer,

STORE MASTER FUNDING IV, LLC

as an Issuer,

STORE MASTER FUNDING V, LLC

as an Issuer,

STORE MASTER FUNDING VI, LLC

as an Issuer,

STORE MASTER FUNDING VII, LLC

as an Issuer,

STORE MASTER FUNDING XIV, LLC

as an Issuer,

STORE MASTER FUNDING XIX, LLC

as an Issuer,

STORE MASTER FUNDING XX, LLC

as an Issuer,

STORE MASTER FUNDING XXII, LLC

as an Issuer,

STORE MASTER FUNDING XXIV, LLC

as an Issuer,

STORE MASTER FUNDING XXXIV, LLC

as an Issuer,

STORE MASTER FUNDING XXXVII, LLC

as an Issuer,

STORE MASTER FUNDING XXXVIII, LLC

as an Issuer,

and

CITIBANK, N.A.

as Indenture Trustee

SERIES 2025-1 SUPPLEMENT

Dated as of September 30, 2025

to

ELEVENTH AMENDED AND RESTATED MASTER INDENTURE

Dated as of September 30, 2025

NET-LEASE MORTGAGE NOTES, SERIES 2025-1

Exhibits
EXHIBIT A	Additional Representations and Warranties

Schedules
SCHEDULE I-A	Properties / Tenants
SCHEDULE I-B	Mortgage Loans
SCHEDULE I-C	Representations and Warranties Exception Schedule
SCHEDULE II	Reserved
SCHEDULE III-A	Amortization Schedule (Series 2016-1 Notes)
SCHEDULE III-B	Amortization Schedule (Series 2018-1 Notes)
SCHEDULE III-C	Amortization Schedule (Series 2019-1 Notes)
SCHEDULE III-D	Amortization Schedule (Series 2021-1 Notes)
SCHEDULE III-E	Amortization Schedule (Series 2023-1 Notes)
SCHEDULE III-F	Amortization Schedule (Series 2024-1 Notes)
SCHEDULE III-G	Amortization Schedule (Series 2025-1 Class A-1 (AAA) Notes)
SCHEDULE III-H	Amortization Schedule (Series 2025-1 Class A-2 (AAA) Notes)
SCHEDULE III-I	Amortization Schedule (Series 2025-1 Class A-3 (AAA) Notes)
SCHEDULE III-J	Amortization Schedule (Series 2025-1 Class A-4 (AA) Notes)
SCHEDULE III-K	Amortization Schedule (Series 2025-1 Class A-5 (AA) Notes)
SCHEDULE III-L	Amortization Schedule (Series 2025-1 Class A-6 (AA) Notes)
SCHEDULE III-M	Amortization Schedule (Series 2025-1 Class B Notes)

i

SERIES 2025-1 SUPPLEMENT, dated as of September 30, 2025 (this “Series 2025-1 Supplement”), among STORE Master Funding I, LLC, STORE Master Funding II, LLC, STORE Master Funding III, LLC, STORE Master Funding IV, LLC, STORE Master Funding V, LLC, STORE Master Funding VI, LLC, STORE Master Funding VII, LLC, STORE Master Funding XIV, LLC, STORE Master Funding XIX, LLC, STORE Master Funding XX, LLC, STORE Master Funding XXII, LLC, STORE Master Funding XXIV, LLC, STORE Master Funding XXXIV, LLC, STORE Master Funding XXXVII, LLC, STORE Master Funding XXXVIII, LLC, (each an “Issuer” and together, the “Issuers”) and Citibank, N.A. (the “Indenture Trustee”).

Pursuant to this Series 2025-1 Supplement to the Eleventh Amended and Restated Master Indenture (the “Master Indenture”), dated as of September 30, 2025, among the Issuers and the Indenture Trustee, the Issuers and the Indenture Trustee hereby create a new Series of Notes (the “Series 2025-1 Notes”), which consists of the Series 2025-1 Class A-1 (AAA) Notes, the Series 2025-1 Class A-2 (AAA) Notes, the Series 2025-1 Class A-3 (AAA) Notes, the Series 2025-1 Class A-4 (AA) Notes, the Series 2025-1 Class A-5 (AA) Notes, the Series 2025-1 Class A-6 (AA) Notes and the Series 2025-1 Class B Notes (each, as defined below), and specify the Principal Terms thereof.

Pursuant to the Tenth Amended and Restated Master Indenture, dated as of April 18, 2024, as supplemented by the Series 2016-1 Supplement (as amended by the Omnibus Amendment, “Series 2016-1 Supplement”), dated as of October 18, 2016, among the STORE Master Funding I, LLC, STORE Master Funding II, LLC, STORE Master Funding III, LLC, STORE Master Funding IV, LLC, STORE Master Funding V, LLC, STORE Master Funding VI, LLC and STORE Master Funding VII, LLC and the Indenture Trustee, as further supplemented by the Series 2018-1 Supplement (as amended by the Omnibus Amendment, “Series 2018-1 Supplement”), dated as of October 22, 2018, among STORE Master Funding I, LLC, STORE Master Funding II, LLC, STORE Master Funding III, LLC, STORE Master Funding IV, LLC, STORE Master Funding V, LLC, STORE Master Funding VI, LLC, STORE Master Funding VII, LLC and the Indenture Trustee, as further supplemented by the Series 2019-1 Supplement (as amended by the Omnibus Amendment, “Series 2019-1 Supplement”), dated as of November 13, 2019, among STORE Master Funding I, LLC, STORE Master Funding II, LLC, STORE Master Funding III, LLC, STORE Master Funding IV, LLC, STORE Master Funding V, LLC, STORE Master Funding VI, LLC, STORE Master Funding VII, LLC, STORE Master Funding XIV, LLC and the Indenture Trustee, as further supplemented by the Series 2021-1 Supplement (as amended by the Omnibus Amendment, “Series 2021-1 Supplement”), dated as of June 29, 2021, among STORE Master Funding I, LLC, STORE Master Funding II, LLC, STORE Master Funding III, LLC, STORE Master Funding IV, LLC, STORE Master Funding V, LLC, STORE Master Funding VI, LLC, STORE Master Funding VII, LLC, STORE Master Funding XIV, LLC, STORE Master Funding XIX, LLC, STORE Master Funding XX, LLC and the Indenture Trustee, as further supplemented by the Series 2023-1 Supplement (as amended by the Omnibus Amendment, “Series 2023-1 Supplement”), dated as of May 31, 2023, among STORE Master Funding I, LLC, STORE Master Funding II, LLC, STORE Master Funding III, LLC, STORE Master Funding IV, LLC, STORE Master Funding V, LLC, STORE Master Funding VI, LLC, STORE Master Funding VII, LLC, STORE Master Funding XIV, LLC, STORE Master Funding XIX, LLC, STORE Master Funding XX, LLC, STORE Master Funding XXIV, LLC and the Indenture Trustee, and as further supplemented by the Series 2024-1 Supplement (as amended by the Omnibus Amendment, “Series 2024-1 Supplement”), dated as of April 18, 2024, among STORE Master Funding I, LLC, STORE

Master Funding II, LLC, STORE Master Funding III, LLC, STORE Master Funding IV, LLC, STORE Master Funding V, LLC, STORE Master Funding VI, LLC, STORE Master Funding VII, LLC, STORE Master Funding XIV, LLC, STORE Master Funding XIX, LLC, STORE Master Funding XX, LLC, STORE Master Funding XXII, LLC, STORE Master Funding XXIV, LLC and the Indenture Trustee, STORE Master Funding I, LLC, STORE Master Funding II, LLC, STORE Master Funding III, LLC, STORE Master Funding IV, LLC, STORE Master Funding V, LLC, STORE Master Funding VI, LLC, STORE Master Funding VII, LLC, STORE Master Funding XIV, LLC, STORE Master Funding XIX, LLC, STORE Master Funding XX, LLC, STORE Master Funding XXIV, LLC issued the Net-Lease Mortgage Notes, Series 2024-1 (the “Series 2024-1 Notes”), with an initial series principal balance equal to $450,000,000.

Pursuant to the Ninth Amended and Restated Master Indenture, dated as of May 31, 2023, as supplemented by the Series 2016-1 Supplement, as further supplemented by the Series 2018-1 Supplement, as further supplemented by the Series 2019-1 Supplement, as further supplemented by the Series 2021-1 Supplement, and as further supplemented by the Series 2023-1 Supplement, STORE Master Funding I, LLC, STORE Master Funding II, LLC, STORE Master Funding III, LLC, STORE Master Funding IV, LLC, STORE Master Funding V, LLC, STORE Master Funding VI, LLC, STORE Master Funding VII, LLC, STORE Master Funding XIV, LLC, STORE Master Funding XX, LLC, STORE Master Funding XIX, LLC and STORE Master Funding XXIV, LLC issued the Net-Lease Mortgage Notes, Series 2023-1 (the “Series 2023-1 Notes”), with an initial series principal balance equal to $548,000,000.

Pursuant to the Eighth Amended and Restated Master Indenture, dated as of June 29, 2021, as supplemented by the Series 2016-1 Supplement, as further supplemented by the Series 2018-1 Supplement, as further supplemented by the Series 2019-1 Supplement, and as further supplemented by the Series 2021-1 Supplement, STORE Master Funding I, LLC, STORE Master Funding II, LLC, STORE Master Funding III, LLC, STORE Master Funding IV, LLC, STORE Master Funding V, LLC, STORE Master Funding VI, LLC, STORE Master Funding VII, LLC, STORE Master Funding XIV, LLC, STORE Master Funding XIX, LLC and STORE Master Funding XX, LLC issued the Net-Lease Mortgage Notes, Series 2021-1 (the “Series 2021-1 Notes”), with an initial series principal balance equal to $550,000,000.

Pursuant to the Seventh Amended and Restated Master Indenture, dated as of November 19, 2019, as supplemented by the Series 2016-1 Supplement, as further supplemented by the Series 2018-1 Supplement and as further supplemented by the Series 2019-1 Supplement, STORE Master Funding I, LLC, STORE Master Funding II, LLC, STORE Master Funding III, LLC, STORE Master Funding IV, LLC, STORE Master Funding V, LLC, STORE Master Funding VI, LLC, STORE Master Funding VII, LLC, and STORE Master Funding XIV, LLC issued the Net-Lease Mortgage Notes, Series 2019-1 (the “Series 2019-1 Notes”), with an initial series principal balance equal to $663,000,000.

Pursuant to the Sixth Amended and Restated Master Indenture, dated as of October 22, 2018, as supplemented by the Series 2016-1 Supplement and as further supplemented by the Series 2018-1 Supplement, STORE Master Funding I, LLC, STORE Master Funding II, LLC, STORE Master Funding III, LLC, STORE Master Funding IV, LLC, STORE Master Funding V, LLC, STORE Master Funding VI, LLC and STORE Master Funding VII, LLC issued the Net-Lease Mortgage Notes, Series 2018-1 (the “Series 2018-1 Notes”), with an initial series principal balance equal to $626,000,000. The Series 2018-1 Class A-1 and Class A-3 Notes were previously redeemed.

Pursuant to the Fifth Amended and Restated Master Indenture, dated as of October 18, 2016, as supplemented by the Series 2016-1 Supplement, STORE Master Funding I, LLC, STORE Master Funding II, LLC, STORE Master Funding III, LLC, STORE Master Funding IV, LLC, STORE Master Funding V, LLC, STORE Master Funding VI, LLC and STORE Master Funding VII, LLC issued the Net-Lease Mortgage Notes, Series 2016-1 (the “Series 2016-1 Notes”), with an initial series principal balance equal to $355,000,000.

Pursuant to the Indenture, the Issuers, together with any applicable co-issuers, may from time to time direct the Indenture Trustee to authenticate one or more new Series of Notes. The Principal Terms of any new Series are to be set forth in a related Series Supplement to the Indenture.

ARTICLE I

DEFINITIONS

Section 1.01. Definitions.

Capitalized terms used herein and not otherwise defined shall have the meaning set forth in the Master Indenture or in the Property Management Agreement, as applicable.

“Accrual Period”: With respect to the Series 2025-1 Notes and any Payment Date, the period from and including the immediately preceding Payment Date (or, with respect to the initial Accrual Period, from and including the Series Closing Date) to, but excluding, such Payment Date.

“Aggregate Class B Note Adjustment Amount”: On any Payment Date, the amount, if any, by which the Aggregate Series Principal Balance before giving effect to any payments of principal on such Payment Date exceeds (i) the Aggregate Collateral Value minus (ii) the sum of Collateral Value of the Defaulted Assets and Collateral Value of the Delinquent Assets as of the last day of the Collection Period related to such Payment Date. In no event will the Aggregate Class B Note Adjustment Amount be greater than the sum of (i) the Outstanding Principal Balance of the Class B Notes and (ii) the aggregate outstanding principal balance of all class B notes of each other Series.

“Allocated Loan Amount”: As defined in the Property Management Agreement.

“Allocated Release Amount”: For a Released Asset (other than any Delinquent Asset or Defaulted Asset purchased by the Special Servicer or the Property Manager or any assignee thereof or sold to a STORE SPE), an amount equal to the lesser of (A) the Fair Market Value of such Released Asset and (B) one hundred fifteen percent (115%) of the Allocated Loan Amount of such Released Asset.

“Anticipated Repayment Date”: With respect to the Series 2025-1 Class A-1 (AAA) Notes and the Series 2025-1 Class A-4 (AA) Notes, the Payment Date occurring in September 2030, with respect to the Series 2025-1 Class A-2 (AAA) and the Series 2025-1 Class A-5 (AA) Notes, the Payment Date occurring in September 2032 and with respect to the Series 2025-1 Class A-3 (AAA), the Series 2025-1 Class A-6 (AA) Notes, and the Series 2025-1 Class B Notes, the Payment Date occurring in September 2035.

“Class B Note Adjusted Principal Balance”: On any Payment Date, the Outstanding Principal Balance of the Series 2025-1 Class B Notes before giving effect to any payments of principal on such Payment Date (or, in the case of the initial Payment Date, the Initial Principal Balance as of the Series Closing Date), minus the Class B Note Adjustment Amount on the current Payment Date. In no event will the Class B Note Adjusted Principal Balance exceed the Outstanding Principal Balance of the Series 2025-1 Class B Notes or be a number less than zero. On the Series Closing Date, the Class B Note Adjusted Principal Balance will be equal to the Outstanding Principal Balance of the Series 2025-1 Class B Notes on the Series Closing Date.

“Class B Note Adjustment Amount”: On any Payment Date, (i) the quotient of (a) the Outstanding Principal Balance of the Series 2025-1 Class B Notes, divided by (b) the sum of (A) the Outstanding Principal Balance of the Series 2025-1 Class B Notes and (B) the aggregate outstanding principal balance of all class B notes of each other Series, multiplied by (ii) the Aggregate Class B Note Adjustment Amount for such Payment Date.

“Collateral Defect”: As defined in the Property Management Agreement.

“Construction Property”: Properties that are subject to ongoing construction and are not currently operating, but are generating current rental payments.

“Controlling Party”: With respect to the Series 2025-1 Notes, Noteholders (excluding STORE Capital and any of its affiliates) representing in the aggregate more than 50% of the Outstanding Principal Balance of the Series 2025-1 Class A (AAA) Notes, or, if such Series 2025-1 Class A (AAA) Notes have been paid in full, Noteholders (excluding STORE Capital and any of its affiliates) representing in the aggregate more than 50% of the Outstanding Principal Balance of the Series 2025-1 Class A (AA) Notes, or, if such Series 2025-1 Class A (AA) Notes have been paid in full, Noteholders (excluding STORE Capital and any of its affiliates) representing in the aggregate more than 50% of the Outstanding Principal Balance of the Series 2025-1 Class B Notes.

“Double-Net Lease Properties”: Properties for which the Tenant is responsible for property taxes, insurance and ordinary repairs and maintenance, and the lessor is responsible for structural repairs and maintenance.

“Early Amortization Period”: With respect to the Series 2025-1 Notes, (a) as defined in the Master Indenture and (b) in the event that the Issuers do not repay the Outstanding Principal Balance of the Series 2025-1 Notes in full on or prior to the applicable Anticipated Repayment Date commencing on the applicable Anticipated Repayment Date.

“Early Refinancing Notice Date”: As defined in Section 2.05.

“Early Refinancing Prepayment”: As defined in Section 2.05.

“Eligible Office Properties”: Single tenant property primarily used as office space and essential to a Tenant’s operating business.

“Guaranty”: With respect to the Series 2025-1 Notes, the Guaranty, dated as of August 23, 2012, by STORE Capital in favor of the Indenture Trustee and the Collateral Agent, for the benefit of the Noteholders, as amended and as may be further amended or restated from time to time.

“Indenture”: With respect to the Series 2025-1 Notes, the Eleventh Amended and Restated Master Indenture, dated as of September 30, 2025, as supplemented by the Series 2016-1 Supplement, the Series 2018-1 Supplement, the Series 2019-1 Supplement, the Series 2021-1 Supplement, the Series 2023-1 Supplement, the Series 2024-1 Supplement and this Series 2025-1 Supplement and any other Series Supplement, as applicable, each as may be amended or supplemented from time to time.

“Indenture Trustee Fee Rate”: With respect to the Series 2025-1 Notes, 0.0104%.

“Initial Principal Balance”: With respect to each Class of the Series 2025-1 Notes, as set forth on the table in Section 2.01(a) hereof.

“Initial Purchaser”: Each of Atlas SP Securities, a division of Apollo Global Securities, LLC, Citigroup Global Markets Inc., Capital One Securities, Inc., BofA Securities, Inc., RBC Capital Markets, LLC, Truist Securities, Inc., J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, Scotia Capital (USA) Inc. and Wells Fargo Securities, LLC.

“Issuer Interests”: The limited liability company interests of STORE Master Funding I, LLC, STORE Master Funding II, LLC, STORE Master Funding III, LLC, STORE Master Funding IV, LLC, STORE Master Funding V, LLC, STORE Master Funding VI, LLC, STORE Master Funding VII, LLC, STORE Master Funding XIV, LLC, STORE Master Funding XIX, LLC, STORE Master Funding XX, LLC, STORE Master Funding XXII, LLC, STORE Master Funding XXIV, LLC, STORE Master Funding XXXIV, LLC, STORE Master Funding XXXVII, LLC and STORE Master Funding XXXVIII, LLC.

“Issuer Member”: With respect to the Series 2025-1 Notes, STORE Capital Acquisitions, LLC.

“Limited Liability Company Agreement”: (i) The Second Amended and Restated Limited Liability Company Agreement of STORE Master Funding I, LLC, dated as of November 14, 2013; (ii) the Third Amended and Restated Limited Liability Company Agreement of STORE Master Funding II, LLC, dated as of November 14, 2013; (iii) the Second Amended and Restated Limited Liability Company Agreement of STORE Master Funding III, LLC, dated as of November 14, 2013; (iv) the Amended and Restated Limited Liability Company Agreement of STORE Master Funding IV, LLC, dated as of November 14, 2013; (v) the Amended and Restated Limited Liability Company Agreement of STORE Master Funding V, LLC, dated as of April 28, 2014; (vi) the Amended and Restated Limited Liability Company Agreement of STORE Master Funding VI, LLC, dated as of April 15, 2015; (vii) the Amended and Restated Limited Liability Company Agreement of STORE Master Funding VII, dated as of October 13, 2016, LLC; (viii) the Limited Liability Company Agreement of STORE Master Funding XIV, LLC, dated as of October 21, 2016; (ix) the Limited Liability Company Agreement of STORE Master Funding XIX, LLC, dated as of November 18, 2019; (x) the Limited Liability Company Agreement of STORE Master Funding XX, LLC, dated as of November 18, 2019, each as may be amended or restated from time to time; (xi) the Limited Liability Company Agreement of STORE Master Funding XXII, LLC, dated as of April 9, 2021; (xii) the Limited Liability Company Agreement of STORE Master Funding XXIV, LLC, dated as of October 8, 2021; (xiii) the Limited Liability Company Agreement of STORE Master Funding XXXIV, LLC, dated as of October 5, 2023; (xiv) the Limited Liability Company Agreement of STORE Master Funding XXXVII, LLC, dated as of July 23, 2024; and (xv) the Limited Liability Company Agreement of STORE Master Funding XXXVIII, LLC, dated as of July 23, 2024, each as may be amended or restated from time to time.

“Make Whole Amount”: With respect to the Series 2025-1 Notes and any Payment Date (I) upon which any Unscheduled Principal Payment related to any Third Party Option Price received as a result of a Third Party Purchase Option, Payoff Amounts received in connection with releases and sales of Leases and Properties, any proceeds derived from each un-leased Property (exclusive of related operating costs, including certain reimbursements payable to the Property Manager in connection with the operation and disposition of such un-leased Property), or any other amount disbursed from the Release Account to the Collection Account relating to Released Assets, shall be paid pursuant to Section 2.02 of this Series Supplement or (II) with respect to the Series 2025-1 Class A-1 (AAA) Notes, the Series 2025-1 Class A-2 (AAA) Notes, the Series 2025-1 Class A-4 (AA) Notes or the Series 2025-1 Class A-5 (AA) Notes, that occurs more than twenty-four (24) months, and with respect to the Series 2025-1 Class A-3 (AAA) Notes or the Series 2025-1 Class A-6 (AA) Notes, that occurs more than thirty-six (36) months, prior to the Anticipated Repayment Date for such Class of Series 2025-1 Notes, upon which a Voluntary Prepayment is made, the payment due to each Series 2025-1 Noteholder in an amount not less than zero (as calculated two (2) Business Days prior to such Payment Date) equal to: the product of (1) the Applicable Paydown Percentage and (2)(A) using the Reinvestment Yield, the sum of the present values of the scheduled payments of principal and interest remaining until the applicable Anticipated Repayment Date (calculated prior to the application of the Voluntary Prepayment or Unscheduled Principal Payment, as applicable), minus (B) the amount of principal repaid by the Voluntary Prepayment or Unscheduled Principal Payment, as applicable.

“Maximum Property Concentrations”: With respect to any Determination Date and any concentration set forth below, means a percentage equal to the aggregate Allocated Loan Amounts in such concentration over the aggregate Allocated Loan Amounts of the Collateral Pool: (i)(a) with respect to the Other Amusement and Recreation Industries (7139) industry group from the North American Industry Classification System as of any Determination Date, a percentage equal to 20.0%, and (b) in the case of any other industry group from the North American Industry Classification System (other than Restaurants and Other Eating Places, so long as no related Restaurant Concept exceeds 12.5% of the Allocated Loan Amount of the Collateral Pool) as of any Determination Date, a percentage no greater than 15.0% as of such Determination Date; (ii) with respect to any Tenant (including affiliates thereof), (a) in the case of the largest Tenant (including affiliates thereof) as of any Determination Date, a percentage equal to 8.0% and (b) in the case of the five (5) largest Tenants (including affiliates thereof) as of any Determination Date, an aggregate percentage equal to 45% as of such Determination Date; (iii) (a) with respect to Properties located in any state (other than Texas, Illinois and Tennessee) as of any Determination Date, a percentage equal to 12.5%; (b) with respect to Properties located in Illinois or Tennessee as of any Determination Date, a percentage equal to 15.0% as of such Determination Date and (c) with respect to Properties located in Texas as of any Determination Date, a percentage equal to 27.5% as of such Determination Date; (iv) with respect to ground leases as of any Determination Date, a percentage equal to 2.0% as of such Determination Date; (v) with respect to Tenants which pay Percentage Rent only as of any Determination Date, a percent equal to 5.0% as of such Determination Date; (vi) with respect to Properties with less than twelve (12) months of operating history at such location as of any Determination Date, a percentage equal to 10.0% as of such Determination Date; (vii) with respect to Construction Properties as of any Determination Date, a percentage equal to 3.0% as of such Determination Date, (viii) (a) with respect to Loans, as of any Determination Date prior to the first Series closing date occurring after the Series Closing Date, a percentage no greater than 0.0% as of such Determination Date and (b) with respect to Loans, as of any Determination Date on or after the first Series closing date occurring after the Series Closing Date, a percentage no greater than 20.0% as of such Determination Date, (ix) with respect to Eligible Office Properties, a percentage equal to 5.0% as of such Determination Date, provided, that such limit shall exclude such single tenant properties (a) that are part of a master lease and used as office headquarters, or (b) where the majority of the property is not being used as office space, (x) with respect to Double-Net Lease Properties, a percentage equal to 5.0% as of such Determination Date and (xi) with respect to Single Net Lease Properties, a percentage equal to 5.0% as of such Determination Date.

“Note Interest”: The Series 2025-1 Class A-1 (AAA) Note Interest, the Series 2025-1 Class A-2 (AAA) Note Interest, the Series 2025-1 Class A-3 (AAA) Note Interest, the Series 2025-1 Class A-4 (AA) Note Interest, the Series 2025-1 Class A-5 (AA) Note Interest, the Series 2025-1 Class A-6 (AA) Note Interest or the Series 2025-1 Class B Note Interest, as applicable.

“Note Rate”: The Series 2025-1 Class A-1 (AAA) Note Rate, the Series 2025-1 Class A-2 (AAA) Note Rate, the Series 2025-1 Class A-3 (AAA) Note Rate, the Series 2025-1 Class A-4 (AA) Note Rate, the Series 2025-1 Class A-5 (AA) Note Rate, the Series 2025-1 Class A-6 (AA) Note Rate or the Series 2025-1 Class B Note Rate, as applicable.

“Post-ARD Additional Interest Rate”: With respect to the Series 2025-1 Notes, a rate determined by the Property Manager to be the greater of (i) 5.0% and (ii) the applicable Post-ARD Reset Rate.

“Post-ARD Reset Rate”: With respect to the Series 2025-1 Notes, the positive amount (expressed as a rate per annum), if any, by which (i) the sum of (A) the yield to maturity (adjusted to a “mortgage equivalent basis” pursuant to the standards and practices of the Securities Industry and Financial Markets Association) on the applicable Anticipated Repayment Date of the United States Treasury Security having a term closest to ten (10) years, plus (B) 5.0%, plus (C) the applicable Post-ARD Spread exceeds (ii) the applicable Note Rate.

“Post-ARD Spread”: (i) With respect to the Series 2025-1 Class A-1 (AAA) Notes, a percentage equal to 1.05%, (ii) with respect to the Series 2025-1 Class A-2 (AAA) Notes, a percentage equal to 1.10%, (iii) with respect to the Series 2025-1 Class A-3 (AAA) Notes, a percentage equal to 1.10%, (iv) with respect to the Series 2025-1 Class A-4 (AA) Notes, a percentage equal to 1.25%, (v) with respect to the Series 2025-1 Class A-5 (AA) Notes, a percentage equal to 1.30%, (vi) with respect to the Series 2025-1 Class A-6 (AA) Notes, a percentage equal to 1.30% and (vii) with respect to the Series 2025-1 Class B Notes, a percentage equal to 2.05%; provided, however, that with respect to the Series 2025-1 Class B Notes, such rate may be reset by the Issuers in the future.

“Private Placement Memorandum”: With respect to the Series 2025-1 Notes, the Private Placement Memorandum dated September 25, 2025.

“Qualified Release Amount”: A portion of the Collateral Pool that may be released in connection with an Early Refinancing Prepayment, applying a Release Price for each asset to be released equal to the greater of Fair Market Value and one hundred twenty-five percent (125%) of the Allocated Loan Amount of the Properties, Hybrid Leases and/or Loans being released, that in the aggregate is no greater than the dollar amount of the Notes being prepaid in connection with such Early Refinancing Prepayment.

“Rated Final Payment Date”: With respect to the Series 2025-1 Notes, the Payment Date occurring in October 2055.

“Reinvestment Yield”: With respect to any Class of Series 2025-1 Notes, the yield on United States Treasury Securities having the closest maturity (month and year) to the weighted average life of such Class of Notes as of such Payment Date, based on the Anticipated Repayment Date of such Class of Notes (prior to the application of any Voluntary Prepayment or Unscheduled Principal Payment with respect thereto; if more than one such quoted United States Treasury Security has the same maturity date, then the yield of the United States Treasury Security quoted closest to par), plus 0.50%.

“Scheduled Class A Principal Payment”: The sum of (i) the Scheduled Class A-1 (AAA) Principal Payment, (ii) the Scheduled Class A-2 (AAA) Principal Payment, (iii) the Scheduled Class A-3 (AAA) Principal Payment, (iv) the Scheduled Class A-4 (AA) Principal Payment, (v) the Scheduled Class A-5 (AA) Principal Payment and (vi) the Scheduled Class A-6 (AA) Principal Payment.

“Scheduled Class A-1 (AAA) Principal Balance”: With respect to any Payment Date and the Series 2025-1 Class A-1 (AAA) Notes, the amount set forth for such date on the amortization schedule annexed hereto as Schedule III-G.

“Scheduled Class A-1 (AAA) Principal Payment”: With respect to each Payment Date and the Series 2025-1 Class A-1 (AAA) Notes, an amount equal to the sum of (a) any unpaid portion of Scheduled Class A-1 (AAA) Principal Payment, from prior Payment Dates and (b) the product of (i)(A) the related Scheduled Class A-1 (AAA) Principal Balance for the prior Payment Date minus (B) the Scheduled Class A-1 (AAA) Principal Balance for the current Payment Date and (ii) a fraction (A) the numerator of which is equal to the Outstanding Principal Balance of the Series 2025-1 Class A-1 (AAA) Notes (without taking into account any payments to be made on such Payment Date) minus the amounts specified in clause (a) of this definition and (B) the denominator of which is the Scheduled Class A-1 (AAA) Principal Balance for the prior Payment Date.

“Scheduled Class A-2 (AAA) Principal Balance”: With respect to any Payment Date and the Series 2025-1 Class A-2 (AAA) Notes, the amount set forth for such date on the amortization schedule annexed hereto as Schedule III-H.

“Scheduled Class A-2 (AAA) Principal Payment”: With respect to each Payment Date and the Series 2025-1 Class A-2 (AAA) Notes, an amount equal to the sum of (a) any unpaid portion of Scheduled Class A-2 (AAA) Principal Payment, from prior Payment Dates and (b) the product of (i)(A) the related Scheduled Class A-2 (AAA) Principal Balance for the prior Payment Date minus (B) the Scheduled Class A-2 (AAA) Principal Balance for the current Payment Date and (ii) a fraction (A) the numerator of which is equal to the Outstanding Principal Balance of the Series 2025-1 Class A-2 (AAA) Notes (without taking into account any payments to be made on such Payment Date) minus the amounts specified in clause (a) of this definition and (B) the denominator of which is the Scheduled Class A-2 (AAA) Principal Balance for the prior Payment Date.

“Scheduled Class A-3 (AAA) Principal Balance”: With respect to any Payment Date and the Series 2025-1 Class A-3 (AAA) Notes, the amount set forth for such date on the amortization schedule annexed hereto as Schedule III-I.

“Scheduled Class A-3 (AAA) Principal Payment”: With respect to each Payment Date and the Series 2025-1 Class A-3 (AAA) Notes, an amount equal to the sum of (a) any unpaid portion of Scheduled Class A-3 (AAA) Principal Payment, from prior Payment Dates and (b) the product of (i)(A) the related Scheduled Class A-3 (AAA) Principal Balance for the prior Payment Date minus (B) the Scheduled Class A-3 (AAA) Principal Balance for the current Payment Date and (ii) a fraction (A) the numerator of which is equal to the Outstanding Principal Balance of the Series 2025-1 Class A-3 (AAA) Notes (without taking into account any payments to be made on such Payment Date) minus the amounts specified in clause (a) of this definition and (B) the denominator of which is the Scheduled Class A-3 (AAA) Principal Balance for the prior Payment Date.

“Scheduled Class A-4 (AA) Principal Balance”: With respect to any Payment Date and the Series 2025-1 Class A-4 (AA) Notes, the amount set forth for such date on the amortization schedule annexed hereto as Schedule III-J.

“Scheduled Class A-4 (AA) Principal Payment”: With respect to each Payment Date and the Series 2025-1 Class A-4 (AA) Notes, an amount equal to the sum of (a) any unpaid portion of Scheduled Class A-4 (AA) Principal Payment, from prior Payment Dates and (b) the product of (i)(A) the related Scheduled Class A-4 (AA) Principal Balance for the prior Payment Date minus (B) the Scheduled Class A-4 (AA) Principal Balance for the current Payment Date and (ii) a fraction (A) the numerator of which is equal to the Outstanding Principal Balance of the Series 2025-1 Class A-4 (AA) Notes (without taking into account any payments to be made on such Payment Date) minus the amounts specified in clause (a) of this definition and (B) the denominator of which is the Scheduled Class A-4 (AA) Principal Balance for the prior Payment Date.

“Scheduled Class A-5 (AA) Principal Balance”: With respect to any Payment Date and the Series 2025-1 Class A-5 (AA) Notes, the amount set forth for such date on the amortization schedule annexed hereto as Schedule III-K.

“Scheduled Class A-5 (AA) Principal Payment”: With respect to each Payment Date and the Series 2025-1 Class A-5 (AA) Notes, an amount equal to the sum of (a) any unpaid portion of Scheduled Class A-5 (AA) Principal Payment, from prior Payment Dates and (b) the product of (i)(A) the related Scheduled Class A-5 (AA) Principal Balance for the prior Payment Date minus (B) the Scheduled Class A-5 (AA) Principal Balance for the current Payment Date and

(ii) a fraction (A) the numerator of which is equal to the Outstanding Principal Balance of the Series 2025-1 Class A-5 (AA) Notes (without taking into account any payments to be made on such Payment Date) minus the amounts specified in clause (a) of this definition and (B) the denominator of which is the Scheduled Class A-5 (AA) Principal Balance for the prior Payment Date.

“Scheduled Class A-6 (AA) Principal Balance”: With respect to any Payment Date and the Series 2025-1 Class A-6 (AA) Notes, the amount set forth for such date on the amortization schedule annexed hereto as Schedule III-L.

“Scheduled Class A-6 (AA) Principal Payment”: With respect to each Payment Date and the Series 2025-1 Class A-6 (AA) Notes, an amount equal to the sum of (a) any unpaid portion of Scheduled Class A-6 (AA) Principal Payment, from prior Payment Dates and (b) the product of (i)(A) the related Scheduled Class A-6 (AA) Principal Balance for the prior Payment Date minus (B) the Scheduled Class A-6 (AA) Principal Balance for the current Payment Date and (ii) a fraction (A) the numerator of which is equal to the Outstanding Principal Balance of the Series 2025-1 Class A-6 (AA) Notes (without taking into account any payments to be made on such Payment Date) minus the amounts specified in clause (a) of this definition and (B) the denominator of which is the Scheduled Class A-6 (AA) Principal Balance for the prior Payment Date.

“Scheduled Class B Principal Balance”: With respect to any Payment Date and the Series 2025-1 Class B Notes, the amount set forth for such date on the amortization schedule annexed hereto as Schedule III-M.

“Scheduled Class B Principal Payment”: With respect to each Payment Date and the Series 2025-1 Class B Notes, an amount equal to (i) on any Payment Date prior to the Anticipated Repayment Date, zero dollars ($0) and (ii) on the Anticipated Repayment Date, the Outstanding Principal Balance of the Series 2025-1 Class B Notes.

“Scheduled Series Principal Balance”: With respect to any Payment Date, the sum of the Scheduled Class A-1 (AAA) Principal Balance, the Scheduled Class A-2 (AAA) Principal Balance, the Scheduled Class A-3 (AAA) Principal Balance, the Scheduled Class A-4 (AA) Principal Balance, the Scheduled Class A-5 (AA) Principal Balance, the Scheduled Class A-6 (AA) Principal Balance and the Scheduled Class B Principal Balance.

“Series 2025-1 Class A (AAA) Notes”: The Series 2025-1 Class A-1 (AAA) Notes, the Series 2025-1 Class A-2 (AAA) Notes and the Series 2025-1 Class A-3 (AAA) Notes.

“Series 2025-1 Class A (AA) Notes”: The Series 2025-1 Class A-4 (AA) Notes, the Series 2025-1 Class A-5 (AA) Notes and the Series 2025-1 Class A-6 (AA) Notes.

“Series 2025-1 Class A (AAA) Noteholder”: With respect to any Series 2025-1 Class (AAA) Notes, the applicable Noteholder, as such term is further defined in the Master Indenture.

“Series 2025-1 Class A (AA) Noteholder”: With respect to any Series 2025-1 Class A (AA) Notes, the applicable Noteholder, as such term is further defined in the Master Indenture.

“Series 2025-1 Class A-1 (AAA) Noteholder”: With respect to any Series 2025-1 Class A-1 (AAA) Note, the applicable Noteholder, as such term is further defined in the Master Indenture.

“Series 2025-1 Class A-1 (AAA) Note Interest”: On any Payment Date for the Series 2025-1 Class A-1 (AAA) Notes, the interest accrued during the related Accrual Period at the Series 2025-1 Class A-1 (AAA) Note Rate, applied to the Outstanding Principal Balance of the Series 2025-1 Class A-1 (AAA) Notes before giving effect to any payments of principal on such Payment Date.

“Series 2025-1 Class A-1 (AAA) Note Rate”: The Note Rate set forth in Section 2.01(a) hereof that corresponds to the Series 2025-1 Class A-1 (AAA) Notes.

“Series 2025-1 Class A-1 (AAA) Notes”: Any of the Series 2025-1 Class A-1 (AAA) Notes, issued pursuant to this Series 2025-1 Supplement and the Indenture, executed by the Issuers and authenticated by the Indenture Trustee or the Authenticating Agent, if any, substantially in the form of Exhibits A-1, A-2 or A-3 attached to the Indenture.

“Series 2025-1 Class A-2 (AAA) Noteholder”: With respect to any Series 2025-1 Class A-2 (AAA) Note, the applicable Noteholder, as such term is further defined in the Master Indenture.

“Series 2025-1 Class A-2 (AAA) Note Interest”: On any Payment Date for the Series 2025-1 Class A-2 (AAA) Notes, the interest accrued during the related Accrual Period at the Series 2025-1 Class A-2 (AAA) Note Rate, applied to the Outstanding Principal Balance of the Series 2025-1 Class A-2 (AAA) Notes before giving effect to any payments of principal on such Payment Date.

“Series 2025-1 Class A-2 (AAA) Note Rate”: The Note Rate set forth in Section 2.01(a) hereof that corresponds to the Series 2025-1 Class A-2 (AAA) Notes.

“Series 2025-1 Class A-2 (AAA) Notes”: Any of the Series 2025-1 Class A-2 (AAA) Notes, issued pursuant to this Series 2025-1 Supplement and the Indenture, executed by the Issuers and authenticated by the Indenture Trustee or the Authenticating Agent, if any, substantially in the form of Exhibits A-1, A-2 or A-3 attached to the Indenture.

“Series 2025-1 Class A-3 (AAA) Noteholder”: With respect to any Series 2025-1 Class A-3 (AAA) Note, the applicable Noteholder, as such term is further defined in the Master Indenture.

“Series 2025-1 Class A-3 (AAA) Note Interest”: On any Payment Date for the Series 2025-1 Class A-3 (AAA) Notes, the interest accrued during the related Accrual Period at the Series 2025-1 Class A-3 (AAA) Note Rate, applied to the Outstanding Principal Balance of the Series 2025-1 Class A-3 (AAA) Notes before giving effect to any payments of principal on such Payment Date.

“Series 2025-1 Class A-3 (AAA) Note Rate”: The Note Rate set forth in Section 2.01(a) hereof that corresponds to the Series 2025-1 Class A-3 (AAA) Notes.

“Series 2025-1 Class A-3 (AAA) Notes”: Any of the Series 2025-1 Class A-3 (AAA) Notes, issued pursuant to this Series 2025-1 Supplement and the Indenture, executed by the Issuers and authenticated by the Indenture Trustee or the Authenticating Agent, if any, substantially in the form of Exhibits A-1, A-2 or A-3 attached to the Indenture.

“Series 2025-1 Class A-4 (AA) Noteholder”: With respect to any Series 2025-1 Class A-4 (AA) Note, the applicable Noteholder, as such term is further defined in the Master Indenture.

“Series 2025-1 Class A-4 (AA) Note Interest”: On any Payment Date for the Series 2025-1 Class A-4 (AA) Notes, the interest accrued during the related Accrual Period at the Series 2025-1 Class A-4 (AA) Note Rate, applied to the Outstanding Principal Balance of the Series 2025-1 Class A-4 (AA) Notes before giving effect to any payments of principal on such Payment Date.

“Series 2025-1 Class A-4 (AA) Note Rate”: The Note Rate set forth in Section 2.01(a) hereof that corresponds to the Series 2025-1 Class A-4 (AA) Notes.

“Series 2025-1 Class A-4 (AA) Notes”: Any of the Series 2025-1 Class A-4 (AA) Notes, issued pursuant to this Series 2025-1 Supplement and the Indenture, executed by the Issuers and authenticated by the Indenture Trustee or the Authenticating Agent, if any, substantially in the form of Exhibits A-1, A-2 or A-3 attached to the Indenture.

“Series 2025-1 Class A-5 (AA) Noteholder”: With respect to any Series 2025-1 Class A-5 (AA) Note, the applicable Noteholder, as such term is further defined in the Master Indenture.

“Series 2025-1 Class A-5 (AA) Note Interest”: On any Payment Date for the Series 2025-1 Class A-5 (AA) Notes, the interest accrued during the related Accrual Period at the Series 2025-1 Class A-5 (AA) Note Rate, applied to the Outstanding Principal Balance of the Series 2025-1 Class A-5 (AA) Notes before giving effect to any payments of principal on such Payment Date.

“Series 2025-1 Class A-5 (AA) Note Rate”: The Note Rate set forth in Section 2.01(a) hereof that corresponds to the Series 2025-1 Class A-5 (AA) Notes.

“Series 2025-1 Class A-5 (AA) Notes”: Any of the Series 2025-1 Class A-5 (AA) Notes, issued pursuant to this Series 2025-1 Supplement and the Indenture, executed by the Issuers and authenticated by the Indenture Trustee or the Authenticating Agent, if any, substantially in the form of Exhibits A-1, A-2 or A-3 attached to the Indenture.

“Series 2025-1 Class A-6 (AA) Noteholder”: With respect to any Series 2025-1 Class A-6 (AA) Note, the applicable Noteholder, as such term is further defined in the Master Indenture.

“Series 2025-1 Class A-6 (AA) Note Interest”: On any Payment Date for the Series 2025-1 Class A-6 (AA) Notes, the interest accrued during the related Accrual Period at the Series 2025-1 Class A-6 (AA) Note Rate, applied to the Outstanding Principal Balance of the Series 2025-1 Class A-6 (AA) Notes before giving effect to any payments of principal on such Payment Date.

“Series 2025-1 Class A-6 (AA) Note Rate”: The Note Rate set forth in Section 2.01(a) hereof that corresponds to the Series 2025-1 Class A-6 (AA) Notes.

“Series 2025-1 Class A-6 (AA) Notes”: Any of the Series 2025-1 Class A-6 (AA) Notes, issued pursuant to this Series 2025-1 Supplement and the Indenture, executed by the Issuers and authenticated by the Indenture Trustee or the Authenticating Agent, if any, substantially in the form of Exhibits A-1, A-2 or A-3 attached to the Indenture.

“Series 2025-1 Class B Noteholder”: With respect to any Series 2025-1 Class B Note, the applicable Noteholder, as such term is further defined in the Master Indenture.

“Series 2025-1 Class B Note Interest”: On any Payment Date for the Series 2025-1 Class B Notes, the interest accrued during the related Accrual Period at the Series 2025-1 Class B Note Rate, applied to the Outstanding Principal Balance of the Series 2025-1 Class B Notes before giving effect to any payments of principal on such Payment Date.

“Series 2025-1 Class B Note Rate”: The Note Rate set forth in Section 2.01(a) hereof that corresponds to the Series 2025-1 Class B Notes; provided, however, that such annual rate may be reset by the Issuers in the future so long as such reset Note Rate does not exceed the Note Rate Series 2025-1 Class B Notes applicable on the date hereof.

“Series 2025-1 Class B Notes”: Any of the Series 2025-1 Class B Notes, issued pursuant to this Series 2025-1 Supplement and the Indenture, executed by the Issuers and authenticated by the Indenture Trustee or the Authenticating Agent, if any, substantially in the form of Exhibits A-1, A-2 or A-3 attached to the Indenture.

“Series 2025-1 Note”: Any of the Series 2025-1 Class A-1 (AAA) Notes, the Series 2025-1 Class A-2 (AAA) Notes, the Series 2025-1 Class A-3 (AAA) Notes, the Series 2025-1 Class A-4 (AA) Notes, the Series 2025-1 Class A-5 (AA) Notes, the Series 2025-1 Class A-6 (AA) Notes and the Series 2025-1 Class B Notes.

“Series 2025-1 Noteholder”: Any of the Series 2025-1 Class A-1 (AAA) Noteholders, the Series 2025-1 Class A-2 (AAA) Noteholders, the Series 2025-1 Class A-3 (AAA) Noteholders, the Series 2025-1 Class A-4 (AA) Noteholders, the Series 2025-1 Class A-5 (AA) Noteholders, the Series 2025-1 Class A-6 (AA) Noteholders and the Series 2025-1 Class B Noteholders.

“Series 2025-1 Redemption Date”: As defined in Section 2.03(a).

“Series Closing Date”: September 30, 2025.

“Series Disposition Period Date”: As defined in Section 2.01(f).

“Single Net Lease Properties”: Properties for which the Tenant is responsible for property taxes, and the lessor is responsible for insurance and repairs and maintenance (including structural repairs and maintenance.

“Unscheduled Principal Payment”: With respect to any Payment Date, the sum of (A) all Unscheduled Proceeds (other than any Unscheduled Proceeds described in clause (viii) of the definition thereof) that are deposited into the Collection Account for such Payment Date and (B) all Allocated Release Amounts associated with any Release Price deposited into the Collection Account (including Allocated Release Amounts disbursed from the Release Account to the Collection Account) during the related Collection Period.

ARTICLE II

CREATION OF THE SERIES 2025-1 NOTES; PAYMENTS ON THE SERIES 2025-1 NOTES

Section 2.01. Designation.

(a) There is hereby created a Series of Notes consisting of the Series 2025-1 Class A-1 (AAA) Notes, the Series 2025-1 Class A-2 (AAA) Notes, the Series 2025-1 Class A-3 (AAA) Notes, the Series 2025-1 Class A-4 (AA) Notes, the Series 2025-1 Class A-5 (AA) Notes, the Series 2025-1 Class A-6 (AA) Notes and the Series 2025-1 Class B Notes to be issued by the Issuers pursuant to the Indenture and this Series 2025-1 Supplement to be known as “Net-Lease Mortgage Notes, Series 2025-1.” The Series 2025-1 Notes shall have the following Class Designations, Initial Principal Balances, Note Rates, and Ratings, where applicable:

Class Designation	Initial Principal Balance	Note Rate	Ratings (S&P)
Series 2025-1 Class A-1 (AAA) Notes	$107,200,000	4.76%	AAA(sf)
Series 2025-1 Class A-2 (AAA) Notes	$268,000,000	4.98%	AAA(sf)
Series 2025-1 Class A-3 (AAA) Notes	$160,800,000	5.19%	AAA(sf)
Series 2025-1 Class A-4 (AA) Notes	$17,800,000	4.95%	AA(sf)
Series 2025-1 Class A-5 (AA) Notes	$44,500,000	5.17%	AA(sf)
Series 2025-1 Class A-6 (AA) Notes	$26,700,000	5.39%	AA(sf)
Series 2025-1 Class B Notes	$20,000,000	6.14%	A(sf)

The Note Interest with respect to the Series 2025-1 Notes will be computed on the basis of a 360-day year consisting of twelve 30-day months.

The Series 2025-1 Notes shall not have preference or priority over the Notes of any other Series except to the extent set forth in the Indenture. The Series 2025-1 Notes shall not be subordinate to any other Series.

(b) The initial Payment Date with respect to the Series 2025-1 Notes shall be the Payment Date occurring in October 2025. The Rated Final Payment Date with respect to the Series 2025-1 Notes shall be the Payment Date occurring in October 2055.

(c) The initial Collection Period with respect to the Series 2025-1 Notes shall be the period commencing on the Series Closing Date and ending on the Determination Date in October 2025.

(d) On the Series Closing Date, (1) the Series 2025-1 Class A Notes shall be issued in the form of Book-Entry Notes and (2) the Series 2025-1 Class B Notes shall be issued in the form of Definitive Notes. For the avoidance of doubt, the Series 2025-1 Notes may be transferred in accordance with Article II of the Master Indenture, subject to the additional requirements set forth herein.

(e) Each statement, notice or other document related to the Series 2025-1 Notes required to be provided to any applicable Rating Agency pursuant to Sections 5.14 or 6.02 of the Master Indenture via email shall be sent to the following address: servicer_reports@sandp.com.

(f) The “Series Disposition Period Date” with respect to the Series 2025-1 Notes shall be the Payment Date occurring in September 2052.

Section 2.02. Payments on the Series 2025-1 Notes. On each Payment Date, the Indenture Trustee will apply and distribute the Series Available Amount with respect to the Series 2025-1 Notes for such Payment Date for the following purposes and in the following order of priority:

(1) on a pro rata basis, (a) to the Series 2025-1 Class A-1 (AAA) Noteholders, the Series 2025-1 Class A-1 (AAA) Note Interest, plus unpaid Series 2025-1 Class A-1 (AAA) Note Interest from any prior Payment Date, together with interest on any such unpaid Note Interest at the Series 2025-1 Class A-1 (AAA) Note Rate, (b) to the Series 2025-1 Class A-2 (AAA) Noteholders, the Series 2025-1 Class A-2 (AAA) Note Interest, plus unpaid Series 2025-1 Class A-2 (AAA) Note Interest from any prior Payment Date, together with interest on any such unpaid Note Interest at the Series 2025-1 Class A-2 (AAA) Note Rate and (c) to the Series 2025-1 Class A-3 (AAA) Noteholders, the Series 2025-1 Class A-3 (AAA) Note Interest, plus unpaid Series 2025-1 Class A-3 (AAA) Note Interest from any prior Payment Date, together with interest on any such unpaid Note Interest at the Series 2025-1 Class A-3 (AAA) Note Rate;

(2) on a pro rata basis (a) to the Series 2025-1 Class A-4 (AA) Noteholders, the Series 2025-1 Class A-4 (AA) Note Interest, plus unpaid Series 2025-1 Class A-4 (AA) Note Interest from any prior Payment Date, together with interest on any such unpaid Note Interest at the Series 2025-1 Class A-4 (AA) Note Rate, (b) to the Series 2025-1 Class A-5 (AA) Noteholders, the Series 2025-1 Class A-5 (AA) Note Interest, plus unpaid Series 2025-1 Class A-5 (AA) Note Interest from any prior Payment Date, together with interest on any such unpaid Note Interest at the Series 2025-1 Class A-5 (AA) Note Rate and (c) to the Series 2025-1 Class A-6 (AA) Noteholders, the Series 2025-1 Class A-6 (AA) Note Interest, plus unpaid Series 2025-1 Class A-6 (AA) Note Interest from any prior Payment Date, together with interest on any such unpaid Note Interest at the Series 2025-1 Class A-6 (AA) Note Rate;

(3) to the holders of the Class B Notes, the Note Interest with respect to the Class B Notes, plus unpaid Note Interest with respect to the Class B Notes from any prior Payment Date, together with interest on any such unpaid Note Interest at the Note Rate applicable to the Class B Notes;

(4) (a) so long as no Early Amortization Period or Event of Default has occurred and is continuing, on a pro rata basis, (i) to the Series 2025-1 Class A-1 (AAA) Noteholders, an amount equal to the Scheduled Class A-1 (AAA) Principal Payment and a pro rata share (based on the Outstanding Principal Balance of the Series 2025-1 Class A-1 (AAA) Notes as a percentage of the Outstanding Principal Balance of the Series 2025-1 Class A (AAA) Notes) of any Unscheduled Principal Payment allocable to the Series 2025-1 Notes for such Payment Date (until the Outstanding Principal Balance of the Series 2025-1 Class A-1 (AAA) Notes has been reduced to zero dollars ($0)), (ii) to the Series 2025-1 Class A-2 (AAA) Noteholders, an amount equal to the Scheduled Class A-2 (AAA) Principal Payment and a pro rata share (based on the Outstanding Principal Balance of the Series 2025-1 Class A-2 (AAA) Notes as a percentage of the Outstanding Principal Balance of the Series 2025-1 Class A (AAA) Notes) of any Unscheduled Principal Payment allocable to the Series 2025-1 Notes for such Payment Date (until the Outstanding Principal Balance of the Series 2025-1 Class A-2 (AAA) Notes has been reduced to zero dollars ($0)) and (iii) to the Series 2025-1 Class A-3 (AAA) Noteholders, an amount equal to the Scheduled Class A-3 (AAA) Principal Payment and a pro rata share (based on the Outstanding Principal Balance of the Series 2025-1 Class A-3 (AAA) Notes as a percentage of the Outstanding Principal Balance of the Series 2025-1 Class A (AAA) Notes) of any Unscheduled Principal Payment allocable to the Series 2025-1 Notes for such Payment Date (until the Outstanding Principal Balance of the Series 2025-1 Class A-3 (AAA) Notes has been reduced to zero dollars ($0)), or (b) if an Early Amortization Period or Event of Default has occurred and is continuing, on a pro rata basis (based on the Outstanding Principal Balance of each Class of a percentage of the Outstanding Principal Balance of the Series 2025-1 Class A (AAA) Notes, to the Series 2025-1 Class A-1 (AAA) Noteholders, the Series 2025-1 Class A-2 (AAA) Noteholders and the Series 2025-1 Class A-3 (AAA) Noteholders all remaining Series Available Amounts until the Outstanding Principal Balance of the Series 2025-1 Class A (AAA) Notes has been reduced to zero dollars ($0);

(5) (a) so long as no Early Amortization Period or Event of Default has occurred and is continuing, on a pro rata basis, (i) to the Series 2025-1 Class A-4 (AA) Noteholders, an amount equal to the Scheduled Class A-4 (AA) Principal Payment and a pro rata share (based on the Outstanding Principal Balance of the Series 2025-1 Class A-4 (AA) Notes as a percentage of the Outstanding Principal Balance of the Class A (AA) Notes) of any Unscheduled Principal Payment allocable to the Series 2025-1 Notes for such Payment Date (until the Outstanding Principal Balance of the Series 2025-1 Class A-4 (AA) Notes has been reduced to zero dollars ($0)), (ii) to the Series 2025-1 Class A-5 (AA) Noteholders, an amount equal to the Scheduled Class A-5 (AA) Principal Payment and a pro rata share (based on the Outstanding Principal Balance of the Series 2025-1 Class A-5 (AA) Notes as a percentage of the Outstanding Principal Balance of the Class A (AA) Notes) of any Unscheduled Principal Payment allocable to the Series 2025-1 Notes for such Payment Date (until the Outstanding Principal Balance of the Series 2025-1 Class

A-5 (AA) Notes has been reduced to zero dollars ($0)) and (iii) to the Series 2025-1 Class A-6 (AA) Noteholders, an amount equal to the Scheduled Class A-6 (AA) Principal Payment and a pro rata share (based on the Outstanding Principal Balance of the Series 2025-1 Class A-6 (AA) Notes as a percentage of the Outstanding Principal Balance of the Class A (AA) Notes) of any Unscheduled Principal Payment allocable to the Series 2025-1 Notes for such Payment Date (until the Outstanding Principal Balance of the Series 2025-1 Class A-6 (AA) Notes has been reduced to zero dollars ($0)), or (b) if an Early Amortization Period or Event of Default has occurred and is continuing, on a pro rata basis (based on the Outstanding Principal Balance of each Class as a percentage of the Outstanding Principal Balance of the Class A (AA) Notes), to the Series 2025-1 Class A-4 (AA) Noteholders, the Series 2025-1 Class A-5 (AA) Noteholders and the Series 2025-1 Class A-6 (AA) Noteholders all remaining Series Available Amounts until the Outstanding Principal Balance of the Series 2025-1 Class A (AA) Notes has been reduced to zero dollars ($0);

(6) (a) so long as no Early Amortization Period or Event of Default has occurred and is continuing, to the holders of the Class B Notes, an amount equal to the Scheduled Class B Principal Payment and the Unscheduled Principal Payment allocable to the Series 2025-1 Notes for such Payment Date remaining after distributions to the Series 2025-1 Class A (AAA) Notes and Series 2025-1 Class A (AA) Notes, respectively, described in 4(a) and 5(a) above, if any; or (b) if an Early Amortization Period or Event of Default has occurred and is continuing, to the holders of the Class B Notes all remaining Series Available Amounts, first, until the Outstanding Principal Balance of the Class B Notes has been reduced to zero dollars ($0) and second, until all Interest Carry-Forward Amounts have been reduced to zero dollars ($0);

(7) to the Series 2025-1 Class A-1 (AAA) Noteholders, the Series 2025-1 Class A-2 (AAA) Noteholders and the Series 2025-1 Class A-3 (AAA) Noteholders, pro rata, based on the amount payable, the Make Whole Amount allocated to the Series 2025-1 Class A-1 (AAA) Notes, the Series 2025-1 Class A-2 (AAA) Noteholders and the Series 2025-1 Class A-3 (AAA) Notes, if any, due on such Payment Date;

(8) to the Series 2025-1 Class A-4 (AA) Noteholders, the Series 2025-1 Class A-5 (AA) Noteholders and the Series 2025-1 Class A-6 (AA) Noteholders, pro rata, based on the amount payable, the Make Whole Amount allocated to the Series 2025-1 Class A-4 (AA) Notes, the Series 2025-1 Class A-5 (AA) Noteholders and the Series 2025-1 Class A-6 (AA) Notes, if any, due on such Payment Date;

(9) to the holders of the Class B Notes, the Make Whole Amount allocated to the Class B Notes, if any, due on such Payment Date;

(10) to the holders of the Class B Notes, the Interest Carry-Forward Amounts, if any, due on such Payment Date;

(11) to the Series 2025-1 Class A-1 (AAA) Noteholders, the Series 2025-1 Class A-2 (AAA) Noteholders and the Series 2025-1 Class A-3 (AAA) Noteholders, pro rata, based on the amount payable, any Post-ARD Additional Interest and Deferred Post-ARD Additional Interest, if any, due to the Series 2025-1 Class A-1 (AAA) Notes, the Series 2025-1 Class A-2 (AAA) Noteholders and the Series 2025-1 Class A-3 (AAA) Notes on such Payment Date;

(12) to the Series 2025-1 Class A-4 (AA) Noteholders, the Series 2025-1 Class A-5 (AA) Noteholders and the Series 2025-1 Class A-6 (AA) Noteholders, pro rata, based on the amount payable, any Post-ARD Additional Interest and Deferred Post-ARD Additional Interest, if any, due to the Series 2025-1 Class A-4 (AA) Notes, the Series 2025-1 Class A-5 (AA) Noteholders and the Series 2025-1 Class A-6 (AA) Notes on such Payment Date;

(13) to the holders of the Class B Notes, any Post-ARD Additional Interest and Deferred Post-ARD Additional Interest, if any, due to the Class B Notes on such Payment Date; and

(14) to the Issuers, all remaining Series Available Amounts.

Section 2.03. Redemption of the Series 2025-1 Notes.

(a) The Issuers may, at their option, elect to purchase the Outstanding Principal Balance of the Series 2025-1 Notes, in whole or in part, on any Business Day commencing with the Series Closing Date (such date, the “Series 2025-1 Redemption Date”) in an amount sufficient to pay (i) the then Outstanding Principal Balance of the Series 2025-1 Notes, plus all accrued and unpaid interest thereon, (ii) all amounts related to the Series 2025-1 Notes that are outstanding to the Indenture Trustee, the Property Manager, the Special Servicer and the Back-Up Manager, and (iii) the required Make Whole Amount, if applicable, by giving written notice to the Indenture Trustee, the Property Manager, the Special Servicer, the Back-Up Manager and the Rating Agencies no less than fifteen (15) days prior to the Series 2025-1 Redemption Date; provided, however, such notice may be a revocable notice and may be withdrawn up to four (4) Business Days prior to such Series 2025-1 Redemption Date. The Issuers may purchase the Outstanding Principal Balance of the Series 2025-1 Notes, in part, so long as the Issuers shall also purchase a pro rata amount of the Outstanding Principal Balance of each other Outstanding Series of Notes.

(b) On any Business Day that is less than or equal to, with respect to the Series 2025-1 Class A-1 (AAA) Notes, the Series 2025-1 Class A-3 (AAA) Notes, the Series 2025-1 Class A-4 (AA) Notes or the Series 2025-1 Class A-5 (AA) Notes, twenty-four (24) months, and with respect to the Series 2025-1 Class A-3 (AAA) Notes, the Series 2025-1 Class A-6 (AA) Notes or the Series 2025-1 Class B Notes, thirty-six (36) months, prior to the Anticipated Repayment Date of such Class of Series 2025-1 Notes, the Issuers may purchase the Outstanding Principal Balance of any such Class of Series 2025-1 Notes, in whole, without purchasing the Outstanding Principal Balance of any other Class of Notes; provided, however, except in connection with a Series Collateral Release, unless the Issuers purchase the Outstanding Principal Balance of all Outstanding Series of Notes, the Issuers may not purchase the Outstanding Principal Balance of any Class of Series 2025-1 Notes, in whole, if there shall be Outstanding (i) any other Series 2025-1 Notes or (ii) a Class of any other Series, in each case, with a higher alphabetical designation and an Anticipated Repayment Date that is the same as, or sooner than, the Anticipated Repayment Date of the Class of Notes being prepaid. For the avoidance of doubt, proceeds from a Series Collateral Release shall not be used for a Voluntary Prepayment in connection with a partial prepayment of the Series 2025-1 Notes or the Notes of any other Series.

(c) In the event a prepayment option is exercised pursuant to Section 2.03(a) above, the Issuers shall deposit into the Collection Account not later than the applicable Series 2025-1 Redemption Date an amount in immediately available funds equal to the amount described in Section 2.03(a). Upon confirmation that such deposit has been made, the Indenture Trustee shall: (1) remit principal amounts set forth under Section 2.03(a)(i) above, pro rata, to the Series 2025-1 Noteholders based on their respective Outstanding Principal Balances, and shall remit interest amounts set forth under Section 2.03(a)(i) above in accordance with the respective accrued and unpaid amounts to which they are then entitled to payment; (2) pay all amounts set forth under Section 2.03(a)(ii) above to each applicable party as set forth in the applicable notice of redemption provided by the Issuers pursuant to this Section 2.03; and (3) remit the Make Whole Amount set forth under Section 2.03(a)(iii), if applicable, pro rata, to the Series 2025-1 Noteholders based on their respective Outstanding Principal Balances.

(d) In the event the Issuers elect to prepay a Class of the Series 2025-1 Notes pursuant to Section 2.03(b) above, the Issuers shall deposit into the Collection Account not later than the applicable Series 2025-1 Redemption Date an amount in immediately available funds equal to the amounts described in Section 2.03(a)(i), (ii) and (iii) above. Upon confirmation that such deposit has been made, the Indenture Trustee shall remit such principal amounts, interest amounts and Make Whole Amounts to which such Noteholders are then entitled, as set forth in the applicable notice of redemption provided by the Issuers pursuant to Section 2.03(a).

(e) In the event the Issuers elect to prepay a Series of Notes in full in connection with a Series Collateral Release, any Series Collateral Release Price received in connection with such Series Collateral Release shall be deposited into the Collection Account and applied by the Indenture Trustee on the date of such Series Collateral Release, to prepay in full one or more Series of Notes as designated by the Issuers in accordance with the terms of the Master Indenture and hereof. Any excess proceeds remaining after prepaying such Series of Notes will be remitted to the Release Account as a Release Price. For the avoidance of doubt, any Series Collateral Release Price shall not be used for a Voluntary Prepayment in connection with a partial prepayment of the Series 2025-1 Notes or the Notes of any other Series pursuant to this Section 2.03.

Section 2.04. Exceptions to Payment of Make Whole Amount.

With respect to the Series 2025-1 Notes, no Make Whole Amount shall be due with respect to (i) any portion of any Unscheduled Principal Payment allocable to the Series 2025-1 Notes that is actually paid on the related Payment Date consisting of Insurance Proceeds, Condemnation Proceeds, Early Refinancing Prepayments made in connection with a Qualified Deleveraging Event, amounts disbursed to the Payment Account from the DSCR Reserve Account, or amounts received in respect of a Specially Managed Unit or a repurchase due to a Collateral Defect or (ii) Allocated Release Amounts in an aggregate amount up to ten percent (10%) of the Initial Principal Balance of the Series 2025-1 Notes; provided, however, that when combined with any Early Refinancing Prepayments made since the Series Closing Date, such Allocated Release Amounts shall not exceed thirty-five percent (35%) of the Initial Principal Balance of the Series 2025-1 Notes (and for any amount of Allocated Release Amounts and Early Refinancing Prepayments that do exceed thirty-five percent (35%), a Make Whole Amount shall be due).

Section 2.05. Early Refinancing Prepayment.

The Issuers have the right to make a Voluntary Prepayment of the Series 2025-1 Notes in accordance with the requirements set forth in this Section 2.05 (an “Early Refinancing Prepayment”), provided that such Voluntary Prepayment (i) occurs on a Business Day that is greater than twenty-four (24) months after the Series Closing Date, (ii) is made with funds obtained from a Qualified Deleveraging Event, (iii) where the Issuers have provided no less than thirty (30) days’ notice to the Noteholders (such date, the “Early Refinancing Notice Date”) and (iv) where such Voluntary Prepayment occurs no later than twelve (12) months following the Early Refinancing Notice Date; provided, that the maximum Early Refinancing Prepayments permitted to be made on any Business Day is an amount equal to (A) thirty-five percent (35%) of the Initial Principal Balance of the Series 2025-1 Notes, minus (B) the aggregate amount of Allocated Release Amounts and Early Refinancing Prepayments previously made since the Series Closing Date. In addition, in connection with an Early Refinancing Prepayment, an Issuer may release Properties subject to the limitations set forth in the definition of Qualified Release Amounts.

Section 2.06. [Reserved].

ARTICLE III

REPRESENTATIONS AND WARRANTIES

Section 3.01. Representations and Warranties.

(a) The Issuers and the Indenture Trustee hereby restate as of the Series Closing Date, or as of such other date as is specifically referenced in the body of such representation and warranty, all of the representations and warranties set forth in Section 2.19, Section 2.20, Section 2.21, Section 2.22, Section 5.06 and Section 9.04, as applicable, of the Master Indenture.

(b) Each of the Issuers and the Indenture Trustee hereby represents and warrants to each other as of the Series Closing Date:

(i) it has full corporate power and authority to execute, deliver and perform under this Series 2025-1 Supplement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Series 2025-1 Supplement is in the ordinary course of its business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of its organizational documents, or any material agreement or instrument to which it is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which it or its property is subject, except any such violation that would not result in a material adverse effect on the business or financial condition of such party or the enforceability of any of the Transaction Documents. The execution, delivery and performance by it of this Series 2025-1 Supplement, and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action. This Series 2025-1 Supplement has been duly executed and delivered by it and constitutes the valid and legally binding obligation of it enforceable against it in accordance with its terms; and

(ii) No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by it in connection with the execution, delivery or performance by it of this Series 2025-1 Supplement, or the consummation by it of the transactions contemplated hereby, except such as have already been obtained.

Section 3.02. Conditions Precedent Satisfied. The Issuers hereby represent and warrant to the Series 2025-1 Noteholders and the Indenture Trustee that, as of the Series Closing Date, each of the conditions precedent set forth in the Master Indenture, including but not limited to those conditions precedent set forth in Section 2.04(e) thereof, have been satisfied.

Section 3.03. Collateral Representations and Warranties. The Issuers hereby represent and warrant to the Indenture Trustee on behalf of the Series 2025-1 Noteholders that the representations and warranties set forth in Section 2.20, Section 2.21, and Section 2.22 of the Master Indenture and, if any, Exhibit A hereto are true and correct as of the Series Closing Date (or such other date as is set forth in any such representation or warranty) with respect to the Properties and Leases Granted by such Issuer on or prior to the Series Closing Date, except as otherwise set forth in Schedule I-C hereto.

ARTICLE IV

MISCELLANEOUS PROVISIONS

Section 4.01. Reserved.

Section 4.02. Ratification of Indenture. The Indenture is in all respects ratified and confirmed and the Indenture, as so supplemented by this Series 2025-1 Supplement, the Series 2024-1 Supplement, the Series 2023-1 Supplement, the Series 2021-1 Supplement, the Series 2019-1 Supplement, the Series 2018-1 Supplement, the Series 2016-1 Supplement, shall be read, taken and construed as one and the same instrument.

Section 4.03. [Reserved].

Section 4.04. Counterparts. This Series 2025-1 Supplement may be executed in two or more counterparts, and by different parties on separate counterparts, each of which shall be an original regardless of whether delivered in physical or electronic form, but all of which shall constitute one and the same instrument.

Section 4.05. Governing Law. THIS SERIES 2025-1 SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAW PROVISIONS THEREOF, OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 4.06. Beneficiaries. As supplemented by this Series 2025-1 Supplement, the Indenture shall inure to the benefit of and be binding upon the parties hereto, the Series 2025-1 Noteholders, and their respective successors and permitted assigns. No other Person shall have any right or obligation hereunder.

Section 4.07. Limited Recourse. Notwithstanding anything to the contrary herein or otherwise in the Indenture, the Series 2025-1 Notes are nonrecourse obligations solely of the Issuers and shall be payable only from the Collateral Pool. Upon the exhaustion of the Collateral included in the Collateral Pool, any liabilities of the Issuers hereunder shall be extinguished. Each Series 2025-1 Noteholder shall be deemed to have agreed, by acceptance of its Series 2025-1 Note, not to file or join in filing any petition in bankruptcy or commence any similar proceeding in respect of any Issuer for a period of two (2) years and thirty-one (31) days following payment in full of all of the Notes (including the Series 2025-1 Notes) issued or co-issued by the Issuers under the Indenture.

Notwithstanding the foregoing, the Indenture Trustee, on behalf of the Series 2025-1 Noteholders, shall have the right to enforce the liability and obligation of any Issuer hereunder, by money judgment or otherwise, to the extent of any loss, damage, cost, expense, liability, claim or other obligation incurred by such Noteholders (including attorneys’ fees and costs reasonably incurred) arising out of or in connection with the following: (i) fraud or intentional misrepresentation by such Issuer in connection with the Series 2025-1 Notes, the Indenture and/or any other Transaction Documents; (ii) intentional acts constituting gross negligence or willful misconduct or bad faith of such Issuer; (iii) intentional destruction or waste of any Property by such Issuer; (iv) the breach of any representation, warranty, covenant or indemnification provision in the Indenture or any other Transaction Document concerning Environmental Laws, Hazardous Substances or Asbestos; (v) the removal or disposal of any portion of any Property during the continuation of an Event of Default; (vi) the misapplication or conversion by such Issuer of (A) any Insurance Proceeds, (B) any Condemnation Proceeds, (C) any Monthly Lease Payments following an Event of Default, (D) any Monthly Lease Payments paid more than one month in advance, (E) any premiums for any Property Insurance Policies required under the Property Management Agreement received by such Issuer from any third party or Tenant or (F) any funds received by such Issuer for payment of Taxes or other charges that can create liens on any portion of any Property; or (vii) any security deposits (including letters of credit) collected with respect to any Property which are not delivered to the Indenture Trustee upon a foreclosure of such Property or other action in lieu thereof, except to the extent any such security deposits were applied in accordance with the terms and conditions of any of the Leases prior to the occurrence of the Event of Default that gave rise to such sale or foreclosure or action in lieu thereof.

Section 4.08. Notice to the Rating Agency. Any communication provided for or permitted hereunder or otherwise pursuant to the Indenture shall be in writing and, unless otherwise expressly provided herein, shall be deemed to have been duly given if delivered by courier or mailed by first class mail, postage prepaid, or if transmitted by facsimile and confirmed in a writing delivered or mailed as aforesaid, to, in the case of Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business, which is a division of S&P Global, Inc., 55 Water Street, 41st Floor, New York, New York, 10004, Attention: Asset-Backed Surveillance Department, facsimile number: (212) 438-2435; or, as to such Person, such other address or facsimile number as may hereafter be furnished by such Person to the parties hereto in writing.

Section 4.09. Co-Issuer Status. Each Issuer shall be a co-issuer of the Series 2016-1 Notes, the Series 2018-1 Notes, the Series 2019-1 Notes, the Series 2021-1 Notes, the Series 2023-1 Notes, the Series 2024-1 Notes and the Series 2025-1 Notes and each Issuer shall have all the rights and obligations of each other Issuer under each of the Transaction Documents.

IN WITNESS WHEREOF, the Issuers and the Indenture Trustee have caused this Series 2025-1 Supplement to be duly executed and delivered by their respective officers thereunto duly authorized and their respective seals, duly attested, to be hereunto affixed, all as of the day and year first above written.

STORE MASTER FUNDING I, LLC, a Delaware limited liability company, as Issuer

By:	/s/ Chad A. Freed
Name:	Chad A. Freed
Title:	Executive Vice President - General Counsel

STORE MASTER FUNDING II, LLC, a Delaware limited liability company, as Issuer

By:	/s/ Chad A. Freed
Name:	Chad A. Freed
Title:	Executive Vice President - General Counsel

STORE MASTER FUNDING III, LLC, a Delaware limited liability company, as Issuer

By:	/s/ Chad A. Freed
Name:	Chad A. Freed
Title:	Executive Vice President - General Counsel

STORE MASTER FUNDING IV, LLC, a Delaware limited liability company, as Issuer

By:	/s/ Chad A. Freed
Name:	Chad A. Freed
Title:	Executive Vice President - General Counsel

Indenture Supplement (STORE 2025-1)

STORE MASTER FUNDING V, LLC, a Delaware limited liability company, as Issuer

By:	/s/ Chad A. Freed
Name:	Chad A. Freed
Title:	Executive Vice President - General Counsel

STORE MASTER FUNDING VI, LLC, a Delaware limited liability company, as Issuer

By:	/s/ Chad A. Freed
Name:	Chad A. Freed
Title:	Executive Vice President - General Counsel

STORE MASTER FUNDING VII, LLC, a Delaware limited liability company, as Issuer

By:	/s/ Chad A. Freed
Name:	Chad A. Freed
Title:	Executive Vice President - General Counsel

STORE MASTER FUNDING XIV, LLC, a Delaware limited liability company, as Issuer

By:	/s/ Chad A. Freed
Name:	Chad A. Freed
Title:	Executive Vice President - General Counsel

Indenture Supplement (STORE 2025-1)

STORE MASTER FUNDING XIX, LLC, a Delaware limited liability company, as Issuer

By:	/s/ Chad A. Freed
Name:	Chad A. Freed
Title:	Executive Vice President - General Counsel

STORE MASTER FUNDING XX, LLC, a Delaware limited liability company, as Issuer

By:	/s/ Chad A. Freed
Name:	Chad A. Freed
Title:	Executive Vice President - General Counsel

STORE MASTER FUNDING XXII, LLC, a Delaware limited liability company, as Issuer

By:	/s/ Chad A. Freed
Name:	Chad A. Freed
Title:	Executive Vice President - General Counsel

STORE MASTER FUNDING XXIV, LLC, a Delaware limited liability company, as Issuer

By:	/s/ Chad A. Freed
Name:	Chad A. Freed
Title:	Executive Vice President - General Counsel

Indenture Supplement (STORE 2025-1)

STORE Master Funding XXXVII, LLC, a Delaware limited liability company, as Issuer

By:	/s/ Chad A. Freed
Name:	Chad A. Freed
Title:	Executive Vice President - General Counsel

STORE Master Funding XXXVIII, LLC, a Delaware limited liability company, as Issuer

By:	/s/ Chad A. Freed
Name:	Chad A. Freed
Title:	Executive Vice President - General Counsel

Indenture Supplement (STORE 2025-1)

STORE Master Funding XXXIV, LLC, a Delaware limited liability company, as Issuer

By:	/s/ Chad A. Freed
Name:	Chad A. Freed
Title:	Executive Vice President - General Counsel

Indenture Supplement (STORE 2025-1)

CITIBANK, N.A., not in its individual capacity but solely as Indenture Trustee

By:	/s/ Dragana Boskovic
Name:	Dragana Boskovic
Title:	Senior Trust Officer

Indenture Supplement (STORE 2025-1)

EXHIBIT A

ADDITIONAL REPRESENTATIONS AND WARRANTIES

NONE.

A-1

SCHEDULE I-A

PROPERTIES / TENANTS

Tenant	Number of Owned Properties*	Collateral Value	% of Aggregate Collateral Value	Monthly Rent	% of Monthly Rent	WA Unit FCCR(1)
Zips Car Wash Holdings, LLC	45	$152,860,000	3.33%	$1,039,135	3.20%	1.63
Equipmentshare.com Inc.	47	$150,723,032	3.28%	$1,052,184	3.24%	12.22
Cadence Education, LLC	57	$146,715,000	3.19%	$1,012,758	3.12%	1.94
EOS Fitness OPCO Holdings, LLC	14	$137,255,000	2.99%	$925,739	2.85%	2.02
Automotive Remarketing Group, Inc.	9	$133,910,000	2.91%	$913,697	2.81%	4.79
At Home Group Inc.	9	$113,573,457	2.47%	$702,819	2.16%	2.14
CWGS Group, LLC	12	$99,010,000	2.15%	$626,821	1.93%	1.77
Spring Education Group Inc.	15	$95,580,000	2.08%	$921,800	2.84%	1.58
Dufresne Spencer Group Holdings, LLC	16	$93,100,000	2.03%	$705,639	2.17%	2.55
TGS Parent, LLC	14	$90,240,000	1.96%	$665,156	2.05%	2.05
Gilmer Warehouse LLC	9	$75,010,000	1.63%	$392,129	1.21%	1.37
American Multi-Cinema, Inc.	8	$74,580,000	1.62%	$565,687	1.74%	1.30
National Veterinary Associates, Inc.	51	$71,940,000	1.57%	$549,845	1.69%	4.00
Dave & Buster’s, Inc.	6	$67,070,000	1.46%	$514,779	1.59%	3.32
Western Smokehouse Partners, LLC	4	$65,141,000	1.42%	$411,701	1.27%	5.99
Bish’s RV, LLC	6	$61,790,000	1.34%	$393,936	1.21%	2.42
Idaho Pacific US Intermediate Holding, LLC	3	$55,600,000	1.21%	$307,303	0.95%	2.84
KUEHG Corp.	36	$53,300,000	1.16%	$430,483	1.33%	2.36
Flanders CR Acquisition, Inc.	6	$50,720,000	1.10%	$339,780	1.05%	2.66
Sun Auto Tire & Service, Inc.	21	$46,645,000	1.01%	$291,533	0.90%	3.15
Alta Enterprises, LLC	14	$46,200,000	1.01%	$367,982	1.13%	2.98
Tru Fit Holdings, LLC	10	$45,050,000	0.98%	$346,307	1.07%	1.26
PF Purchaser Corp.	50	$42,710,000	0.93%	$308,716	0.95%	1.63
RMH Franchise Holdings, Inc.	16	$39,970,000	0.87%	$275,936	0.85%	1.23
CST Industries, Inc.	4	$38,900,000	0.85%	$292,155	0.90%	3.67
LBM Acquisition, LLC	14	$38,560,000	0.84%	$262,558	0.81%	2.72
Titan Machinery Inc.	5	$38,070,000	0.83%	$270,928	0.83%	0.37
Evolve Growth Initiatives, LLC	15	$37,750,000	0.82%	$280,972	0.87%	3.12

I-A-1

Tenant	Number of Owned Properties*	Collateral Value	% of Aggregate Collateral Value	Monthly Rent	% of Monthly Rent	WA Unit FCCR(1)
Pace Industries Holdings, Inc.	9	$37,090,000	0.81%	$332,464	1.02%	0.77
Firebird Investment Company	5	$36,410,000	0.79%	$281,329	0.87%	2.33
Best Friends Pet Care Intermediate Holdings, Inc.	20	$36,157,000	0.79%	$268,342	0.83%	2.16
Channelside Acquisition co, Inc.	17	$35,840,000	0.78%	$252,910	0.78%	5.62
The Sunshine House, Inc.	32	$35,820,000	0.78%	$310,766	0.96%	1.55
US Fitness Holdings, LLC	3	$35,600,000	0.77%	$220,384	0.68%	2.28
Triple Shift Entertainment, LLC	8	$33,740,000	0.73%	$243,269	0.75%	2.23
Cornerstone Building Brands, Inc.	10	$33,631,787	0.73%	$235,310	0.72%	4.74
Gateway Plastics LLC	1	$32,950,000	0.72%	$218,489	0.67%	19.73
PetVet Care Centers, LLC	17	$32,550,000	0.71%	$254,749	0.78%	2.01
Children’s Learning Adventure USA, LLC	4	$31,250,000	0.68%	$142,310	0.44%	3.30
Indiana Liquor Holdings Inc.	43	$30,615,000	0.67%	$216,855	0.67%	3.68
ZXP Holdings LLC	1	$30,000,000	0.65%	$224,766	0.69%	1.86
Southeast Dental Partners, LLC	23	$29,880,000	0.65%	$171,406	0.53%	2.73
PAC LLC	1	$28,000,000	0.61%	$186,667	0.57%	2.37
TM Restaurant Group LLC	7	$28,000,000	0.61%	$171,500	0.53%	1.74
BBQ Holdings, Inc.	6	$27,800,000	0.60%	$117,045	0.36%	0.92
Istituto Marangoni Miami, Inc.	1	$27,200,000	0.59%	$196,520	0.61%	4.06
Kids & Company, Ltd.	18	$27,070,000	0.59%	$170,212	0.52%	1.42
Redbuilt, LLC	3	$26,870,000	0.58%	$141,138	0.43%	19.71
WDS Holdings, LLC	6	$25,790,000	0.56%	$189,116	0.58%	2.23
GenesisCare USA Holdings, Inc.	7	$25,270,000	0.55%	$200,786	0.62%	4.99
NR Automotive Inc.	13	$24,732,713	0.54%	$167,438	0.52%	1.91
Foss Intermediate Holdings, LLC	7	$24,615,000	0.54%	$189,377	0.58%	3.57
Medical Management Resource Group, L.L.C.	7	$24,570,000	0.53%	$172,282	0.53%	2.76
FCA, LLC	6	$23,960,000	0.52%	$134,963	0.42%	4.55
On Deck Restaurant Group, LP	4	$21,929,000	0.48%	$137,063	0.42%	1.68
Thunderbird Manufacturing, LLC	4	$21,320,000	0.46%	$149,967	0.46%	3.55
New Creations Child Care and Learning Center, LLC	7	$21,020,000	0.46%	$170,558	0.53%	1.29
BWT, LLC	8	$20,400,000	0.44%	$165,582	0.51%	3.25
Ruby Tuesday Operations LLC	13	$20,150,000	0.44%	$108,240	0.33%	2.63

I-A-2

Tenant	Number of Owned Properties*	Collateral Value	% of Aggregate Collateral Value	Monthly Rent	% of Monthly Rent	WA Unit FCCR(1)
Studio Movie Grill Holdings, LLC	2	$20,060,000	0.44%	$162,459	0.50%	1.63
IB Parks & Entertainment LLC	1	$19,750,000	0.43%	$56,250	0.17%	0.70
Pretium PKG Holdings, Inc.	1	$19,600,000	0.43%	$106,768	0.33%	4.67
Stars and Strikes, LLC	4	$19,500,000	0.42%	$140,696	0.43%	2.71
Soderstrom Intermediate Holdings, Inc.	4	$19,280,000	0.42%	$146,242	0.45%	0.98
R&B SHH, Inc.	3	$18,770,000	0.41%	$117,945	0.36%	2.50
GT Technologies, Inc.	4	$18,210,000	0.40%	$127,543	0.39%	3.39
Gibson Brands, Inc.	2	$18,170,000	0.40%	$207,556	0.64%	1.65
SII Holding I Corporation	3	$17,970,000	0.39%	$127,289	0.39%	14.89
EL Academies, Inc.	8	$17,730,000	0.39%	$128,439	0.40%	1.53
Superior Huntingdon Holdings LLC	2	$17,650,000	0.38%	$125,000	0.38%	7.18
Ox Industries Holding Co, LLC	2	$17,450,000	0.38%	$123,637	0.38%	1.65
HOA Holdco, LLC	6	$17,240,000	0.38%	$134,717	0.41%	0.42
AdaptHealth LLC	1	$17,150,000	0.37%	$112,421	0.35%	3.55
LABL, Inc.	5	$17,040,000	0.37%	$129,190	0.40%	0.60
Valence ST Inc.	4	$16,750,286	0.36%	$124,781	0.38%	9.97
Exeter Image Holdings, LLC	3	$16,110,000	0.35%	$106,103	0.33%	4.16
West Star Aviation, LLC	1	$16,060,000	0.35%	$126,728	0.39%	8.39
Harbor Logistics, LLC	1	$16,010,000	0.35%	$113,272	0.35%	0.50
IBP Solutions, Inc.	2	$16,000,000	0.35%	$119,583	0.37%	1.51
Arthur H. Thomas Company	2	$15,920,000	0.35%	$107,657	0.33%	5.86
Michaels Stores, Inc.	2	$15,810,000	0.34%	$86,900	0.27%	1.20
Alco Manufacturing Holding Corporation	3	$15,715,000	0.34%	$115,061	0.35%	2.85
Patriot Erectors Holdings LLC	3	$15,580,000	0.34%	$106,563	0.33%	5.46
Piccadilly Holdings LLC	5	$15,387,777	0.33%	$104,502	0.32%	1.17
Cooper’s Hawk Intermediate Holding, LLC	3	$15,125,000	0.33%	$156,971	0.48%	5.35
Electrical Source Holdings, LLC	3	$15,060,000	0.33%	$111,626	0.34%	6.63
Tabletrust Brands LLC	3	$15,000,000	0.33%	$107,821	0.33%	1.23
Corvidae, Inc.	2	$14,980,000	0.33%	$99,860	0.31%	2.17
Four Corners Holdings, LLC	3	$14,600,000	0.32%	$120,877	0.37%	1.49
Incredible Pizza Co., Inc.	2	$14,500,000	0.32%	$124,159	0.38%	1.36

I-A-3

Tenant	Number of Owned Properties*	Collateral Value	% of Aggregate Collateral Value	Monthly Rent	% of Monthly Rent	WA Unit FCCR(1)
Wiscon Corp.	1	$14,160,000	0.31%	$95,795	0.30%	2.38
Furlani Foods, LLC	1	$14,000,000	0.30%	$80,475	0.25%	5.56
Pearl Street Dental Management, LLC	3	$14,000,000	0.30%	$76,812	0.24%	1.51
Ashley Furniture Corporate Stores	2	$13,900,000	0.30%	$88,335	0.27%	0.73
SRG PLK OpCo, LLC	12	$13,840,000	0.30%	$102,152	0.31%	3.12
Trident Holdings LLC	15	$13,350,000	0.29%	$104,323	0.32%	2.15
The Eye Center of Central PA, LLP	10	$13,300,000	0.29%	$95,976	0.30%	2.41
Taco John’s of Iowa, Inc.	12	$13,190,000	0.29%	$96,597	0.30%	1.82
EyeSouth Eye Care Holdco LLC	5	$13,100,000	0.29%	$92,512	0.28%	3.84
Other	344	$864,051,996	18.80%	$6,546,304	20.16%	3.41
N/R - Vacant	15	$33,120,000	0.72%	$0	0.00%	0.00

Total:	1,337	$4,596,393,048	100.00%	$32,468,178	100.00%	3.35

*	May not sum to total due to Property with multiple Leases Columns may not sum due to rounding
(1)	For certain other properties where Unit FCCR is not available for the unit relating to the individual Mortgaged Property, FCCR is calculated on a corporate level.

I-A-4

SCHEDULE I-B

MORTGAGE LOANS

NONE.

I-B-1

SCHEDULE I-C

REPRESENTATIONS AND WARRANTIES EXCEPTION SCHEDULE

Pg. 62 (v)(i) The related Properties are not subject to any Leases other than the Leases (and the subleases and assignments as permitted thereunder) described in the Owned Property Schedule attached to the applicable Series Supplement and made a part hereof. No Person has any possessory interest in any Property or right to occupy the same except under and pursuant to the provisions of the Leases and subleases or assignments permitted thereunder. The current Leases are in full force and effect and there are no material defaults thereunder by such Issuer or any Tenant. No rent (other than security deposits) has been paid more than one (1) month in advance of its due date. All material work to be performed by such Issuer under each Lease has been performed as required and has been accepted by the applicable Tenant, and any payments, free rent, partial rent, rebate of rent or other payments, credits, allowances or abatements required to be given by such Issuer to any Tenant has already been received by such Tenant. There has been no prior sale, transfer or assignment from such Issuer of any Property or Leases in the Collateral or hypothecation or pledge of any Lease or of the rents received therein, except for such hypothecations or pledges that have been released. Except as permitted under the Leases, no Tenant listed on the Owned Property Schedule attached to the applicable Series Supplement has assigned its Lease and no such Tenant holds its leased premises under assignment or sublease. Such Owned Property Schedule to the applicable Series Supplement sets forth a true and correct list of each Property that is subject to a Third Party Purchase Option or an option to terminate such Lease prior to the Rated Final Payment Date, together with the earliest date on which each such option may be exercised;

P0000137 (Dave & Busters, Inc./Main Event Entertainment, Inc.) – The Property located at 9375 Dallas Parkway, Frisco, Texas (the “Frisco Property”) is subject to a multi-Property Lease. The initial term of such Lease was generally extended from April 30, 2028 to June 30, 2045 when two additional Properties were added to the Lease. Notwithstanding the foregoing, the initial term of such Lease solely with respect to the Frisco Property shall expire on the original expiration date (i.e., April 30, 2028, the “Frisco Property Expiration Date”) if Tenant does not exercise its option to extend the Frisco Property Expiration Date for an additional five (5) year period. If such option is exercised, Tenant shall have two (2) additional five (5) year extension options with respect to the Frisco Property.

II-1

SCHEDULE II

RESERVED

II-1

SCHEDULE III-A

SERIES 2016-1 NOTES

AMORTIZATION SCHEDULE

Date	Scheduled Class A-1 Principal Balance ($)	Scheduled Class A-2 Principal Balance ($)
Series Closing Date		163,024,603.00
10/20/2025	162,613,188.00	111,416,355.00
11/20/2025	162,200,401.00	111,143,233.00
12/20/2025	161,786,238.00	110,869,199.00
1/20/2026	161,370,695.00	110,594,253.00
2/20/2026	160,953,767.00	110,318,390.00
3/20/2026	160,535,449.00	110,041,607.00
4/20/2026	160,115,737.00	109,763,902.00
5/20/2026	159,694,625.00	109,485,271.00
6/20/2026	159,272,110.00	109,205,711.00
7/20/2026	158,848,186.00	108,925,219.00
8/20/2026	158,422,850.00	108,643,793.00
9/20/2026	157,996,095.00	108,361,428.00
10/20/2026	—	108,078,122.00
11/20/2026	—	107,793,872.00
12/20/2026	—	107,508,674.00
1/20/2027	—	107,222,526.00
2/20/2027	—	106,935,424.00
3/20/2027	—	106,647,364.00
4/20/2027	—	—

III-G-1

SCHEDULE III-B

SERIES 2018-1 NOTES

AMORTIZATION SCHEDULE

Date	Scheduled Class A-2 (AAA) Principal Balance ($)	Scheduled Class A-4 (A+) Principal Balance ($)
Series Closing Date	207,368,413.00	154,296,667.00
10/20/2025	207,178,413.00	154,160,000.00
11/20/2025	206,988,413.00	154,023,333.00
12/20/2025	206,798,413.00	153,886,667.00
1/20/2026	206,608,413.00	153,750,000.00
2/20/2026	206,418,413.00	153,613,333.00
3/20/2026	206,228,413.00	153,476,667.00
4/20/2026	206,038,413.00	153,340,000.00
5/20/2026	205,848,413.00	153,203,333.00
6/20/2026	205,658,413.00	153,066,667.00
7/20/2026	205,468,413.00	152,930,000.00
8/20/2026	205,278,413.00	152,793,333.00
9/20/2026	205,088,413.00	152,656,667.00
10/20/2026	204,898,413.00	152,520,000.00
11/20/2026	204,708,413.00	152,383,333.00
12/20/2026	204,518,413.00	152,246,667.00
1/20/2027	204,328,413.00	152,110,000.00
2/20/2027	204,138,413.00	151,973,333.00
3/20/2027	203,948,413.00	151,836,667.00
4/20/2027	203,758,413.00	151,700,000.00
5/20/2027	203,568,413.00	151,563,333.00
6/20/2027	203,378,413.00	151,426,667.00
7/20/2027	203,188,413.00	151,290,000.00
8/20/2027	202,998,413.00	151,153,333.00
9/20/2027	202,808,413.00	151,016,667.00
10/20/2027	—	—

III-H-1

SCHEDULE III-C

SERIES 2019-1 NOTES

AMORTIZATION SCHEDULE

Date	Scheduled Class A-1 (AAA) Principal Balance ($)	Scheduled Class A-2 (AAA) Principal Balance ($)	Scheduled Class A-3 (A+) Principal Balance ($)	Scheduled Class A-4 (A+) Principal Balance ($)	Scheduled Class B Principal Balance ($)
Series Closing Date	77,052,743.00	229,278,893.00	44,658,326.00	132,033,310.00	155,000,000.00
10/20/2025	77,018,576.00	229,177,226.00	44,639,159.00	131,976,643.00	155,000,000.00
11/20/2025	76,984,409.00	229,075,559.00	44,619,992.00	131,919,976.00	155,000,000.00
12/20/2025	76,950,242.00	228,973,892.00	44,600,825.00	131,863,309.00	155,000,000.00
1/20/2026	76,916,075.00	228,872,225.00	44,581,658.00	131,806,642.00	155,000,000.00
2/20/2026	76,881,909.00	228,770,557.00	44,562,491.00	131,749,975.00	155,000,000.00
3/20/2026	76,847,742.00	228,668,890.00	44,543,325.00	131,693,307.00	155,000,000.00
4/20/2026	76,813,575.00	228,567,223.00	44,524,158.00	131,636,640.00	155,000,000.00
5/20/2026	76,779,408.00	228,465,556.00	44,504,991.00	131,579,973.00	155,000,000.00
6/20/2026	76,745,241.00	228,363,889.00	44,485,824.00	131,523,306.00	155,000,000.00
7/20/2026	76,711,074.00	228,262,222.00	44,466,657.00	131,466,639.00	155,000,000.00
8/20/2026	76,676,908.00	228,160,554.00	44,447,490.00	131,409,972.00	155,000,000.00
9/20/2026	76,642,741.00	228,058,887.00	44,428,324.00	131,353,304.00	155,000,000.00
10/20/2026	76,608,574.00	227,957,220.00	44,409,157.00	131,296,637.00	155,000,000.00
11/20/2026	—	227,855,553.00	—	131,239,970.00	155,000,000.00
12/20/2026	—	227,753,886.00	—	131,183,303.00	155,000,000.00
1/20/2027	—	227,652,219.00	—	131,126,636.00	155,000,000.00
2/20/2027	—	227,550,551.00	—	131,069,969.00	155,000,000.00
3/20/2027	—	227,448,884.00	—	131,013,301.00	155,000,000.00
4/20/2027	—	227,347,217.00	—	130,956,634.00	155,000,000.00
5/20/2027	—	227,245,550.00	—	130,899,967.00	155,000,000.00
6/20/2027	—	227,143,883.00	—	130,843,300.00	155,000,000.00
7/20/2027	—	227,042,216.00	—	130,786,633.00	155,000,000.00
8/20/2027	—	226,940,548.00	—	130,729,966.00	155,000,000.00
9/20/2027	—	226,838,881.00	—	130,673,298.00	155,000,000.00
10/20/2027	—	226,737,214.00	—	130,616,631.00	155,000,000.00
11/20/2027	—	226,635,547.00	—	130,559,964.00	155,000,000.00
12/20/2027	—	226,533,880.00	—	130,503,297.00	155,000,000.00
1/20/2028	—	226,432,213.00	—	130,446,630.00	155,000,000.00
2/20/2028	—	226,330,545.00	—	130,389,963.00	155,000,000.00
3/20/2028	—	226,228,878.00	—	130,333,295.00	155,000,000.00
4/20/2028	—	226,127,211.00	—	130,276,628.00	155,000,000.00
5/20/2028	—	226,025,544.00	—	130,219,961.00	155,000,000.00
6/20/2028	—	225,923,877.00	—	130,163,294.00	155,000,000.00
7/20/2028	—	225,822,210.00	—	130,106,627.00	155,000,000.00
8/20/2028	—	225,720,542.00	—	130,049,960.00	155,000,000.00
9/20/2028	—	225,618,875.00	—	129,993,292.00	155,000,000.00
10/20/2028	—	225,517,208.00	—	129,936,625.00	155,000,000.00
11/20/2028	—	225,415,541.00	—	129,879,958.00	155,000,000.00
12/20/2028	—	225,313,874.00	—	129,823,291.00	155,000,000.00
1/20/2029	—	225,212,207.00	—	129,766,624.00	155,000,000.00
2/20/2029	—	225,110,539.00	—	129,709,957.00	155,000,000.00
3/20/2029	—	225,008,872.00	—	129,653,289.00	155,000,000.00
4/20/2029	—	224,907,205.00	—	129,596,622.00	155,000,000.00

III-I-1

Date	Scheduled Class A-1 (AAA) Principal Balance ($)	Scheduled Class A-2 (AAA) Principal Balance ($)	Scheduled Class A-3 (A+) Principal Balance ($)	Scheduled Class A-4 (A+) Principal Balance ($)	Scheduled Class B P rincipal Balance ($)
5/20/2029	—	224,805,538.00	—	129,539,955.00	155,000,000.00
6/20/2029	—	224,703,871.00	—	129,483,288.00	155,000,000.00
7/20/2029	—	224,602,204.00	—	129,426,621.00	155,000,000.00
8/20/2029	—	224,500,536.00	—	129,369,954.00	155,000,000.00
9/20/2029	—	224,398,869.00	—	129,313,287.00	155,000,000.00
10/20/2029	—	224,297,202.00	—	129,256,619.00	155,000,000.00
11/20/2029	—	224,195,535.00	—	129,199,952.00	155,000,000.00
12/20/2029	—	224,093,868.00	—	129,143,285.00	155,000,000.00
1/20/2030	—	223,992,201.00	—	129,086,618.00	155,000,000.00
2/20/2030	—	223,890,533.00	—	129,029,951.00	155,000,000.00
3/20/2030	—	223,788,866.00	—	128,973,284.00	155,000,000.00
4/20/2030	—	223,687,199.00	—	128,916,616.00	155,000,000.00
5/20/2030	—	223,585,532.00	—	128,859,949.00	155,000,000.00
6/20/2030	—	223,483,865.00	—	128,803,282.00	155,000,000.00
7/20/2030	—	223,382,198.00	—	128,746,615.00	155,000,000.00
8/20/2030	—	223,280,530.00	—	128,689,948.00	155,000,000.00
9/20/2030	—	223,178,863.00	—	128,633,281.00	155,000,000.00
10/20/2030	—	223,077,196.00	—	128,576,613.00	155,000,000.00
11/20/2030	—	222,975,529.00	—	128,519,946.00	155,000,000.00
12/20/2030	—	222,873,862.00	—	128,463,279.00	155,000,000.00
1/20/2031	—	222,772,195.00	—	128,406,612.00	155,000,000.00
2/20/2031	—	222,670,527.00	—	128,349,945.00	155,000,000.00
3/20/2031	—	222,568,860.00	—	128,293,278.00	155,000,000.00
4/20/2031	—	222,467,193.00	—	128,236,610.00	155,000,000.00
5/20/2031	—	222,365,526.00	—	128,179,943.00	155,000,000.00
6/20/2031	—	222,263,859.00	—	128,123,276.00	155,000,000.00
7/20/2031	—	222,162,192.00	—	128,066,609.00	155,000,000.00
8/20/2031	—	222,060,524.00	—	128,009,942.00	155,000,000.00
9/20/2031	—	221,958,857.00	—	127,953,275.00	155,000,000.00
10/20/2031	—	221,857,190.00	—	127,896,607.00	155,000,000.00
11/20/2031	—	221,755,523.00	—	127,839,940.00	155,000,000.00
12/20/2031	—	221,653,856.00	—	127,783,273.00	155,000,000.00
1/20/2032	—	221,552,189.00	—	127,726,606.00	155,000,000.00
2/20/2032	—	221,450,521.00	—	127,669,939.00	155,000,000.00
3/20/2032	—	221,348,854.00	—	127,613,272.00	155,000,000.00
4/20/2032	—	221,247,187.00	—	127,556,604.00	155,000,000.00
5/20/2032	—	221,145,520.00	—	127,499,937.00	155,000,000.00
6/20/2032	—	221,043,853.00	—	127,443,270.00	155,000,000.00
7/20/2032	—	220,942,186.00	—	127,386,603.00	155,000,000.00
8/20/2032	—	220,840,518.00	—	127,329,936.00	155,000,000.00
9/20/2032	—	220,738,851.00	—	127,273,269.00	155,000,000.00
10/20/2032	—	220,637,184.00	—	127,216,601.00	155,000,000.00
11/20/2032	—	220,535,517.00	—	127,159,934.00	155,000,000.00
12/20/2032	—	220,433,850.00	—	127,103,267.00	155,000,000.00
1/20/2033	—	220,332,183.00	—	127,046,600.00	155,000,000.00
2/20/2033	—	220,230,515.00	—	126,989,933.00	155,000,000.00
3/20/2033	—	220,128,848.00	—	126,933,266.00	155,000,000.00
4/20/2033	—	220,027,181.00	—	126,876,598.00	155,000,000.00
5/20/2033	—	219,925,514.00	—	126,819,931.00	155,000,000.00
6/20/2033	—	219,823,847.00	—	126,763,264.00	155,000,000.00
7/20/2033	—	219,722,180.00	—	126,706,597.00	155,000,000.00
8/20/2033	—	219,620,512.00	—	126,649,930.00	155,000,000.00

III-I-2

Date	Scheduled Class A-1 (AAA) Principal Balance ($)	Scheduled Class A-2 (AAA) Principal Balance ($)	Scheduled Class A-3 (A+) Principal Balance ($)	Scheduled Class A-4 (A+) Principal Balance ($)	Scheduled Class B Principal Balance ($)
9/20/2033	—	219,518,845.00	—	126,593,263.00	155,000,000.00
10/20/2033	—	219,417,178.00	—	126,536,595.00	155,000,000.00
11/20/2033	—	219,315,511.00	—	126,479,928.00	155,000,000.00
12/20/2033	—	219,213,844.00	—	126,423,261.00	155,000,000.00
1/20/2034	—	219,112,177.00	—	126,366,594.00	155,000,000.00
2/20/2034	—	219,010,509.00	—	126,309,927.00	155,000,000.00
3/20/2034	—	218,908,842.00	—	126,253,260.00	155,000,000.00
4/20/2034	—	218,807,175.00	—	126,196,592.00	155,000,000.00
5/20/2034	—	218,705,508.00	—	126,139,925.00	155,000,000.00
6/20/2034	—	218,603,841.00	—	126,083,258.00	155,000,000.00
7/20/2034	—	218,502,174.00	—	126,026,591.00	155,000,000.00
8/20/2034	—	218,400,506.00	—	125,969,924.00	155,000,000.00
9/20/2034	—	218,298,839.00	—	125,913,257.00	155,000,000.00
10/20/2034	—	218,197,172.00	—	125,856,589.00	155,000,000.00
11/20/2034	—	—	—	—	—

III-I-3

SCHEDULE III-D

SERIES 2021-1 NOTES

AMORTIZATION SCHEDULE

Date	Scheduled Class A-1 (AAA) Principal Balance ($)	Scheduled Class A-2 (AAA) Principal Balance ($)	Scheduled Class A-3 (A+) Principal Balance ($)	Scheduled Class A-4 (A+) Principal Balance ($)	Scheduled Class B Principal Balance ($)
Series Closing Date	164,919,371	164,919,371	87,108,732	87,108,732	35,000,000
10/20/2025	164,849,162	164,849,162	87,071,648	87,071,648	35,000,000
11/20/2025	164,778,954	164,778,954	87,034,564	87,034,564	35,000,000
12/20/2025	164,708,745	164,708,745	86,997,480	86,997,480	35,000,000
1/20/2026	164,638,537	164,638,537	86,960,396	86,960,396	35,000,000
2/20/2026	164,568,328	164,568,328	86,923,312	86,923,312	35,000,000
3/20/2026	164,498,120	164,498,120	86,886,228	86,886,228	35,000,000
4/20/2026	164,427,911	164,427,911	86,849,144	86,849,144	35,000,000
5/20/2026	164,357,703	164,357,703	86,812,060	86,812,060	35,000,000
6/20/2026	164,287,494	164,287,494	86,774,976	86,774,976	35,000,000
7/20/2026	164,217,286	164,217,286	86,737,892	86,737,892	35,000,000
8/20/2026	164,147,077	164,147,077	86,700,808	86,700,808	35,000,000
9/20/2026	164,076,869	164,076,869	86,663,724	86,663,724	35,000,000
10/20/2026	164,006,660	164,006,660	86,626,640	86,626,640	35,000,000
11/20/2026	163,936,452	163,936,452	86,589,556	86,589,556	35,000,000
12/20/2026	163,866,243	163,866,243	86,552,472	86,552,472	35,000,000
1/20/2027	163,796,035	163,796,035	86,515,388	86,515,388	35,000,000
2/20/2027	163,725,826	163,725,826	86,478,304	86,478,304	35,000,000
3/20/2027	163,655,618	163,655,618	86,441,220	86,441,220	35,000,000
4/20/2027	163,585,409	163,585,409	86,404,136	86,404,136	35,000,000
5/20/2027	163,515,201	163,515,201	86,367,052	86,367,052	35,000,000
6/20/2027	163,444,992	163,444,992	86,329,968	86,329,968	35,000,000
7/20/2027	163,374,784	163,374,784	86,292,884	86,292,884	35,000,000
8/20/2027	163,304,575	163,304,575	86,255,800	86,255,800	35,000,000
9/20/2027	163,234,367	163,234,367	86,218,716	86,218,716	35,000,000
10/20/2027	163,164,158	163,164,158	86,181,632	86,181,632	35,000,000
11/20/2027	163,093,950	163,093,950	86,144,548	86,144,548	35,000,000
12/20/2027	163,023,741	163,023,741	86,107,464	86,107,464	35,000,000
1/20/2028	162,953,533	162,953,533	86,070,380	86,070,380	35,000,000
2/20/2028	162,883,324	162,883,324	86,033,296	86,033,296	35,000,000
3/20/2028	162,813,116	162,813,116	85,996,212	85,996,212	35,000,000
4/20/2028	162,742,907	162,742,907	85,959,128	85,959,128	35,000,000
5/20/2028	162,672,699	162,672,699	85,922,044	85,922,044	35,000,000
6/20/2028	—	162,602,490	—	85,884,960	35,000,000
7/20/2028	—	162,532,282	—	85,847,876	35,000,000
8/20/2028	—	162,462,073	—	85,810,792	35,000,000
9/20/2028	—	162,391,865	—	85,773,708	35,000,000
10/20/2028	—	162,321,656	—	85,736,624	35,000,000
11/20/2028	—	162,251,448	—	85,699,540	35,000,000
12/20/2028	—	162,181,239	—	85,662,456	35,000,000
1/20/2029	—	162,111,031	—	85,625,372	35,000,000
2/20/2029	—	162,040,822	—	85,588,288	35,000,000
3/20/2029	—	161,970,614	—	85,551,204	35,000,000
4/20/2029	—	161,900,405	—	85,514,120	35,000,000

III-J-1

Date	Scheduled Class A-1 (AAA) Principal Balance ($)	Scheduled Class A-2 (AAA) Principal Balance ($)	Scheduled Class A-3 (A+) Principal Balance ($)	Scheduled Class A-4 (A+) Principal Balance ($)	Scheduled Class B Principal Balance ($)
5/20/2029	—	161,830,197	—	85,477,036	35,000,000
6/20/2029	—	161,759,988	—	85,439,952	35,000,000
7/20/2029	—	161,689,780	—	85,402,868	35,000,000
8/20/2029	—	161,619,571	—	85,365,784	35,000,000
9/20/2029	—	161,549,363	—	85,328,700	35,000,000
10/20/2029	—	161,479,154	—	85,291,616	35,000,000
11/20/2029	—	161,408,946	—	85,254,532	35,000,000
12/20/2029	—	161,338,737	—	85,217,448	35,000,000
1/20/2030	—	161,268,529	—	85,180,364	35,000,000
2/20/2030	—	161,198,320	—	85,143,280	35,000,000
3/20/2030	—	161,128,112	—	85,106,196	35,000,000
4/20/2030	—	161,057,903	—	85,069,112	35,000,000
5/20/2030	—	160,987,695	—	85,032,028	35,000,000
6/20/2030	—	160,917,486	—	84,994,944	35,000,000
7/20/2030	—	160,847,278	—	84,957,860	35,000,000
8/20/2030	—	160,777,069	—	84,920,776	35,000,000
9/20/2030	—	160,706,861	—	84,883,692	35,000,000
10/20/2030	—	160,636,652	—	84,846,608	35,000,000
11/20/2030	—	160,566,444	—	84,809,524	35,000,000
12/20/2030	—	160,496,235	—	84,772,440	35,000,000
1/20/2031	—	160,426,027	—	84,735,356	35,000,000
2/20/2031	—	160,355,818	—	84,698,272	35,000,000
3/20/2031	—	160,285,610	—	84,661,188	35,000,000
4/20/2031	—	160,215,401	—	84,624,104	35,000,000
5/20/2031	—	160,145,193	—	84,587,020	35,000,000
6/20/2031	—	160,074,984	—	84,549,936	35,000,000
7/20/2031	—	160,004,776	—	84,512,852	35,000,000
8/20/2031	—	159,934,567	—	84,475,768	35,000,000
9/20/2031	—	159,864,359	—	84,438,684	35,000,000
10/20/2031	—	159,794,150	—	84,401,600	35,000,000
11/20/2031	—	159,723,942	—	84,364,516	35,000,000
12/20/2031	—	159,653,733	—	84,327,432	35,000,000
1/20/2032	—	159,583,525	—	84,290,348	35,000,000
2/20/2032	—	159,513,316	—	84,253,264	35,000,000
3/20/2032	—	159,443,108	—	84,216,180	35,000,000
4/20/2032	—	159,372,899	—	84,179,096	35,000,000
5/20/2032	—	159,302,691	—	84,142,012	35,000,000
6/20/2032	—	159,232,482	—	84,104,928	35,000,000
7/20/2032	—	159,162,274	—	84,067,844	35,000,000
8/20/2032	—	159,092,065	—	84,030,760	35,000,000
9/20/2032	—	159,021,857	—	83,993,676	35,000,000
10/20/2032	—	158,951,648	—	83,956,592	35,000,000
11/20/2032	—	158,881,440	—	83,919,508	35,000,000
12/20/2032	—	158,811,231	—	83,882,424	35,000,000
1/20/2033	—	158,741,023	—	83,845,340	35,000,000
2/20/2033	—	158,670,814	—	83,808,256	35,000,000
3/20/2033	—	158,600,606	—	83,771,172	35,000,000
4/20/2033	—	158,530,397	—	83,734,088	35,000,000
5/20/2033	—	158,460,189	—	83,697,004	35,000,000
6/20/2033	—	—	—	—	—

III-J-2

SCHEDULE III-E

SERIES 2023-1 NOTES

AMORTIZATION SCHEDULE

Date	Scheduled Class A-1 (AAA) Principal Balance ($)	Scheduled Class A-2 (A+) Principal Balance ($)	Scheduled Class B Principal Balance ($)
Series Closing Date	341,963,332	179,876,664	20,000,000
10/20/2025	341,819,165	179,800,830	20,000,000
11/20/2025	341,674,998	179,724,996	20,000,000
12/20/2025	341,530,831	179,649,162	20,000,000
1/20/2026	341,386,664	179,573,328	20,000,000
2/20/2026	341,242,497	179,497,494	20,000,000
3/20/2026	341,098,330	179,421,660	20,000,000
4/20/2026	340,954,163	179,345,826	20,000,000
5/20/2026	340,809,996	179,269,992	20,000,000
6/20/2026	340,665,829	179,194,158	20,000,000
7/20/2026	340,521,662	179,118,324	20,000,000
8/20/2026	340,377,495	179,042,490	20,000,000
9/20/2026	340,233,328	178,966,656	20,000,000
10/20/2026	340,089,161	178,890,822	20,000,000
11/20/2026	339,944,994	178,814,988	20,000,000
12/20/2026	339,800,827	178,739,154	20,000,000
1/20/2027	339,656,660	178,663,320	20,000,000
2/20/2027	339,512,493	178,587,486	20,000,000
3/20/2027	339,368,326	178,511,652	20,000,000
4/20/2027	339,224,159	178,435,818	20,000,000
5/20/2027	339,079,992	178,359,984	20,000,000
6/20/2027	338,935,825	178,284,150	20,000,000
7/20/2027	338,791,658	178,208,316	20,000,000
8/20/2027	338,647,491	178,132,482	20,000,000
9/20/2027	338,503,324	178,056,648	20,000,000
10/20/2027	338,359,157	177,980,814	20,000,000
11/20/2027	338,214,990	177,904,980	20,000,000
12/20/2027	338,070,823	177,829,146	20,000,000
1/20/2028	337,926,656	177,753,312	20,000,000
2/20/2028	337,782,489	177,677,478	20,000,000
3/20/2028	337,638,322	177,601,644	20,000,000
4/20/2028	337,494,155	177,525,810	20,000,000
5/20/2028	—	—	—

III-J-1

SCHEDULE III-F

SERIES 2024-1 NOTES

AMORTIZATION SCHEDULE

Date	Scheduled Class A-1 (AAA) Principal Balance ($)	Scheduled Class A-2 (AAA) Principal Balance ($)	Scheduled Class A-3 (AA) Principal Balance ($)	Scheduled Class A-4 (AA) Principal Balance ($)
Series Closing Date	73,873,000	258,754,083	25,418,667	88,766,750
10/20/2025	73,842,000	258,645,500	25,408,000	88,729,500
11/20/2025	73,811,000	258,536,917	25,397,333	88,692,250
12/20/2025	73,780,000	258,428,333	25,386,667	88,655,000
1/20/2026	73,749,000	258,319,750	25,376,000	88,617,750
2/20/2026	73,718,000	258,211,167	25,365,333	88,580,500
3/20/2026	73,687,000	258,102,583	25,354,667	88,543,250
4/20/2026	73,656,000	257,994,000	25,344,000	88,506,000
5/20/2026	73,625,000	257,885,416	25,333,333	88,468,749
6/20/2026	73,594,000	257,776,832	25,322,666	88,431,498
7/20/2026	73,563,000	257,668,248	25,311,999	88,394,247
8/20/2026	73,531,999	257,559,665	25,301,332	88,356,996
9/20/2026	73,500,999	257,451,081	25,290,665	88,319,745
10/20/2026	73,469,999	257,342,497	25,279,998	88,282,494
11/20/2026	73,438,999	257,233,913	25,269,331	88,245,243
12/20/2026	73,407,999	257,125,329	25,258,664	88,207,992
1/20/2027	73,376,999	257,016,745	25,247,997	88,170,741
2/20/2027	73,345,999	256,908,161	25,237,330	88,133,490
3/20/2027	73,314,998	256,799,578	25,226,663	88,096,239
4/20/2027	73,283,998	256,690,994	25,215,996	88,058,988
5/20/2027	73,252,998	256,582,410	25,205,329	88,021,737
6/20/2027	73,221,998	256,473,826	25,194,663	87,984,485
7/20/2027	73,190,998	256,365,242	25,183,996	87,947,234
8/20/2027	73,159,998	256,256,658	25,173,329	87,909,983
9/20/2027	73,128,997	256,148,075	25,162,662	87,872,732
10/20/2027	73,097,997	256,039,491	25,151,995	87,835,481
11/20/2027	73,066,997	255,930,907	25,141,328	87,798,230
12/20/2027	73,035,997	255,822,323	25,130,661	87,760,979
1/20/2028	73,004,997	255,713,739	25,119,994	87,723,728
2/20/2028	72,973,997	255,605,155	25,109,327	87,686,477
3/20/2028	72,942,997	255,496,571	25,098,660	87,649,226
4/20/2028	72,911,996	255,387,988	25,087,993	87,611,975
5/20/2028	72,880,996	255,279,404	25,077,326	87,574,724
6/20/2028	72,849,996	255,170,820	25,066,659	87,537,473
7/20/2028	72,818,996	255,062,236	25,055,992	87,500,222
8/20/2028	72,787,996	254,953,652	25,045,325	87,462,971
9/20/2028	72,756,996	254,845,068	25,034,658	87,425,720
10/20/2028	72,725,996	254,736,484	25,023,991	87,388,469
11/20/2028	72,694,995	254,627,901	25,013,324	87,351,218
12/20/2028	72,663,995	254,519,317	25,002,657	87,313,967
1/20/2029	72,632,995	254,410,733	24,991,990	87,276,716
2/20/2029	72,601,995	254,302,149	24,981,323	87,239,465
3/20/2029	72,570,995	254,193,565	24,970,656	87,202,214
4/20/2029	—	254,084,981	—	87,164,963
5/20/2029	—	253,976,397	—	87,127,712
6/20/2029	—	253,867,814	—	87,090,461

III-J-1

Date	Scheduled Class A-1 (AAA) Principal Balance ($)	Scheduled Class A-2 (AAA) Principal Balance ($)	Scheduled Class A-3 (AA) Principal Balance ($)	Scheduled Class A-4 (AA) Principal Balance ($)
7/20/2029	—	253,759,230	—	87,053,210
8/20/2029	—	253,650,646	—	87,015,959
9/20/2029	—	253,542,062	—	86,978,708
10/20/2029	—	253,433,478	—	86,941,456
11/20/2029	—	253,324,894	—	86,904,205
12/20/2029	—	253,216,311	—	86,866,954
1/20/2030	—	253,107,727	—	86,829,703
2/20/2030	—	252,999,143	—	86,792,452
3/20/2030	—	252,890,559	—	86,755,201
4/20/2030	—	252,781,975	—	86,717,950
5/20/2030	—	252,673,391	—	86,680,699
6/20/2030	—	252,564,807	—	86,643,448
7/20/2030	—	252,456,224	—	86,606,197
8/20/2030	—	252,347,640	—	86,568,946
9/20/2030	—	252,239,056	—	86,531,695
10/20/2030	—	252,130,472	—	86,494,444
11/20/2030	—	252,021,888	—	86,457,193
12/20/2030	—	251,913,304	—	86,419,942
1/20/2031	—	251,804,720	—	86,382,691
2/20/2031	—	251,696,137	—	86,345,440
3/20/2031	—	251,587,553	—	86,308,189
4/20/2031	—	—	—	—

III-J-2

SCHEDULE III-G

SERIES 2025-1 CLASS A-1 (AAA) NOTES

AMORTIZATION SCHEDULE

Date	Scheduled Class A-1 (AAA) Principal Balance ($)
Series Closing Date	107,200,000
10/20/2025	107,155,333
11/20/2025	107,110,667
12/20/2025	107,066,000
1/20/2026	107,021,333
2/20/2026	106,976,667
3/20/2026	106,932,000
4/20/2026	106,887,333
5/20/2026	106,842,667
6/20/2026	106,798,000
7/20/2026	106,753,333
8/20/2026	106,708,667
9/20/2026	106,664,000
10/20/2026	106,619,333
11/20/2026	106,574,667
12/20/2026	106,530,000
1/20/2027	106,485,333
2/20/2027	106,440,667
3/20/2027	106,396,000
4/20/2027	106,351,333
5/20/2027	106,306,667
6/20/2027	106,262,000
7/20/2027	106,217,333
8/20/2027	106,172,667
9/20/2027	106,128,000
10/20/2027	106,083,333
11/20/2027	106,038,666
12/20/2027	105,994,000
1/20/2028	105,949,333
2/20/2028	105,904,666
3/20/2028	105,859,999
4/20/2028	105,815,332
5/20/2028	105,770,666
6/20/2028	105,725,999
7/20/2028	105,681,332
8/20/2028	105,636,665
9/20/2028	105,591,998
10/20/2028	105,547,332
11/20/2028	105,502,665
12/20/2028	105,457,998
1/20/2029	105,413,331
2/20/2029	105,368,664
3/20/2029	105,323,998
4/20/2029	105,279,331
5/20/2029	105,234,664
6/20/2029	105,189,997
7/20/2029	105,145,330
8/20/2029	105,100,664

III-N-1

Date	Scheduled Class A-1 (AAA) Principal Balance ($)
9/20/2029	105,055,997
10/20/2029	105,011,330
11/20/2029	104,966,663
12/20/2029	104,921,996
1/20/2030	104,877,330
2/20/2030	104,832,663
3/20/2030	104,787,996
4/20/2030	104,743,329
5/20/2030	104,698,662
6/20/2030	104,653,996
7/20/2030	104,609,329
8/20/2030	104,564,662
9/20/2030	—

III-N-2

SCHEDULE III-H

SERIES 2025-1 CLASS A-2 (AAA) NOTES

AMORTIZATION SCHEDULE

Date	Scheduled Class A-2 (AAA) Principal Balance ($)
Series Closing Date	268,000,000
10/20/2025	267,888,334
11/20/2025	267,776,667
12/20/2025	267,665,000
1/20/2026	267,553,334
2/20/2026	267,441,667
3/20/2026	267,330,000
4/20/2026	267,218,334
5/20/2026	267,106,667
6/20/2026	266,995,000
7/20/2026	266,883,334
8/20/2026	266,771,667
9/20/2026	266,660,000
10/20/2026	266,548,334
11/20/2026	266,436,667
12/20/2026	266,325,000
1/20/2027	266,213,334
2/20/2027	266,101,667
3/20/2027	265,990,000
4/20/2027	265,878,334
5/20/2027	265,766,667
6/20/2027	265,655,000
7/20/2027	265,543,334
8/20/2027	265,431,667
9/20/2027	265,320,000
10/20/2027	265,208,333
11/20/2027	265,096,666
12/20/2027	264,984,999
1/20/2028	264,873,332
2/20/2028	264,761,665
3/20/2028	264,649,998
4/20/2028	264,538,331
5/20/2028	264,426,664
6/20/2028	264,314,997
7/20/2028	264,203,330
8/20/2028	264,091,663
9/20/2028	263,979,996
10/20/2028	263,868,329
11/20/2028	263,756,662
12/20/2028	263,644,995
1/20/2029	263,533,328
2/20/2029	263,421,661
3/20/2029	263,309,994
4/20/2029	263,198,327
5/20/2029	263,086,660
6/20/2029	262,974,993
7/20/2029	262,863,326
8/20/2029	262,751,659

III-N-1

Date	Scheduled Class A-2 (AAA) Principal Balance ($)
9/20/2029	262,639,992
10/20/2029	262,528,325
11/20/2029	262,416,658
12/20/2029	262,304,991
1/20/2030	262,193,324
2/20/2030	262,081,657
3/20/2030	261,969,990
4/20/2030	261,858,323
5/20/2030	261,746,656
6/20/2030	261,634,989
7/20/2030	261,523,322
8/20/2030	261,411,655
9/20/2030	261,299,988
10/20/2030	261,188,321
11/20/2030	261,076,654
12/20/2030	260,964,987
1/20/2031	260,853,320
2/20/2031	260,741,653
3/20/2031	260,629,986
4/20/2031	260,518,319
5/20/2031	260,406,652
6/20/2031	260,294,985
7/20/2031	260,183,318
8/20/2031	260,071,651
9/20/2031	259,959,984
10/20/2031	259,848,317
11/20/2031	259,736,650
12/20/2031	259,624,983
1/20/2032	259,513,316
2/20/2032	259,401,649
3/20/2032	259,289,982
4/20/2032	259,178,315
5/20/2032	259,066,648
6/20/2032	258,954,981
7/20/2032	258,843,314
8/20/2032	258,731,647
9/20/2032	—

III-N-2

SCHEDULE III-I

SERIES 2025-1 CLASS A-3 (AAA) NOTES

AMORTIZATION SCHEDULE

Date	Scheduled Class A-3 (AAA) Principal Balance ($)
Series Closing Date	160,800,000
10/20/2025	160,733,000
11/20/2025	160,666,000
12/20/2025	160,599,000
1/20/2026	160,532,000
2/20/2026	160,465,000
3/20/2026	160,398,000
4/20/2026	160,331,000
5/20/2026	160,264,000
6/20/2026	160,197,000
7/20/2026	160,130,000
8/20/2026	160,063,000
9/20/2026	159,996,000
10/20/2026	159,929,000
11/20/2026	159,862,000
12/20/2026	159,795,000
1/20/2027	159,728,000
2/20/2027	159,661,000
3/20/2027	159,594,000
4/20/2027	159,527,000
5/20/2027	159,460,000
6/20/2027	159,393,000
7/20/2027	159,326,000
8/20/2027	159,259,000
9/20/2027	159,192,000
10/20/2027	159,125,000
11/20/2027	159,058,000
12/20/2027	158,990,999
1/20/2028	158,923,999
2/20/2028	158,856,999
3/20/2028	158,789,999
4/20/2028	158,722,999
5/20/2028	158,655,998
6/20/2028	158,588,998
7/20/2028	158,521,998
8/20/2028	158,454,998
9/20/2028	158,387,998
10/20/2028	158,320,997
11/20/2028	158,253,997
12/20/2028	158,186,997

III-N-1

Date	Scheduled Class A-3 (AAA) Principal Balance ($)
1/20/2029	158,119,997
2/20/2029	158,052,997
3/20/2029	157,985,996
4/20/2029	157,918,996
5/20/2029	157,851,996
6/20/2029	157,784,996
7/20/2029	157,717,996
8/20/2029	157,650,995
9/20/2029	157,583,995
10/20/2029	157,516,995
11/20/2029	157,449,995
12/20/2029	157,382,995
1/20/2030	157,315,994
2/20/2030	157,248,994
3/20/2030	157,181,994
4/20/2030	157,114,994
5/20/2030	157,047,994
6/20/2030	156,980,993
7/20/2030	156,913,993
8/20/2030	156,846,993
9/20/2030	156,779,993
10/20/2030	156,712,993
11/20/2030	156,645,992
12/20/2030	156,578,992
1/20/2031	156,511,992
2/20/2031	156,444,992
3/20/2031	156,377,992
4/20/2031	156,310,991
5/20/2031	156,243,991
6/20/2031	156,176,991
7/20/2031	156,109,991
8/20/2031	156,042,991
9/20/2031	155,975,990
10/20/2031	155,908,990
11/20/2031	155,841,990
12/20/2031	155,774,990
1/20/2032	155,707,990
2/20/2032	155,640,989
3/20/2032	155,573,989
4/20/2032	155,506,989
5/20/2032	155,439,989
6/20/2032	155,372,989
7/20/2032	155,305,988
8/20/2032	155,238,988
9/20/2032	155,171,988
10/20/2032	155,104,988
11/20/2032	155,037,988
12/20/2032	154,970,987
1/20/2033	154,903,987
2/20/2033	154,836,987

III-N-2

Date	Scheduled Class A-3 (AAA) Principal Balance ($)
3/20/2033	154,769,987
4/20/2033	154,702,987
5/20/2033	154,635,986
6/20/2033	154,568,986
7/20/2033	154,501,986
8/20/2033	154,434,986
9/20/2033	154,367,986
10/20/2033	154,300,985
11/20/2033	154,233,985
12/20/2033	154,166,985
1/20/2034	154,099,985
2/20/2034	154,032,985
3/20/2034	153,965,984
4/20/2034	153,898,984
5/20/2034	153,831,984
6/20/2034	153,764,984
7/20/2034	153,697,984
8/20/2034	153,630,983
9/20/2034	153,563,983
10/20/2034	153,496,983
11/20/2034	153,429,983
12/20/2034	153,362,983
1/20/2035	153,295,982
2/20/2035	153,228,982
3/20/2035	153,161,982
4/20/2035	153,094,982
5/20/2035	153,027,982
6/20/2035	152,960,981
7/20/2035	152,893,981
8/20/2035	152,826,981
9/20/2035	—

III-N-3

SCHEDULE III-J

SERIES 2025-1 CLASS A-4 (AA) NOTES

AMORTIZATION SCHEDULE

Date	Scheduled Class A-4 (AA) Principal Balance ($)
Series Closing Date	17,800,000
10/20/2025	17,792,583
11/20/2025	17,785,167
12/20/2025	17,777,750
1/20/2026	17,770,333
2/20/2026	17,762,917
3/20/2026	17,755,500
4/20/2026	17,748,083
5/20/2026	17,740,667
6/20/2026	17,733,250
7/20/2026	17,725,833
8/20/2026	17,718,417
9/20/2026	17,711,000
10/20/2026	17,703,583
11/20/2026	17,696,167
12/20/2026	17,688,750
1/20/2027	17,681,333
2/20/2027	17,673,917
3/20/2027	17,666,500
4/20/2027	17,659,083
5/20/2027	17,651,667
6/20/2027	17,644,250
7/20/2027	17,636,833
8/20/2027	17,629,417
9/20/2027	17,622,000
10/20/2027	17,614,583
11/20/2027	17,607,166
12/20/2027	17,599,750
1/20/2028	17,592,333
2/20/2028	17,584,916
3/20/2028	17,577,499
4/20/2028	17,570,082
5/20/2028	17,562,666
6/20/2028	17,555,249
7/20/2028	17,547,832
8/20/2028	17,540,415
9/20/2028	17,532,998
10/20/2028	17,525,582
11/20/2028	17,518,165
12/20/2028	17,510,748
1/20/2029	17,503,331
2/20/2029	17,495,914
3/20/2029	17,488,498

III-N-1

Date	Scheduled Class A-4 (AA) Principal Balance ($)
4/20/2029	17,481,081
5/20/2029	17,473,664
6/20/2029	17,466,247
7/20/2029	17,458,830
8/20/2029	17,451,414
9/20/2029	17,443,997
10/20/2029	17,436,580
11/20/2029	17,429,163
12/20/2029	17,421,746
1/20/2030	17,414,330
2/20/2030	17,406,913
3/20/2030	17,399,496
4/20/2030	17,392,079
5/20/2030	17,384,662
6/20/2030	17,377,246
7/20/2030	17,369,829
8/20/2030	17,362,412
9/20/2030	—

III-N-2

SCHEDULE III-K

SERIES 2025-1 CLASS A-5 (AA) NOTES

AMORTIZATION SCHEDULE

Date	Scheduled Class A-5 (AA) Principal Balance ($)
Series Closing Date	44,500,000
10/20/2025	44,481,459
11/20/2025	44,462,917
12/20/2025	44,444,375
1/20/2026	44,425,834
2/20/2026	44,407,292
3/20/2026	44,388,750
4/20/2026	44,370,209
5/20/2026	44,351,667
6/20/2026	44,333,125
7/20/2026	44,314,584
8/20/2026	44,296,042
9/20/2026	44,277,500
10/20/2026	44,258,959
11/20/2026	44,240,417
12/20/2026	44,221,875
1/20/2027	44,203,334
2/20/2027	44,184,792
3/20/2027	44,166,250
4/20/2027	44,147,709
5/20/2027	44,129,167
6/20/2027	44,110,625
7/20/2027	44,092,084
8/20/2027	44,073,542
9/20/2027	44,055,000
10/20/2027	44,036,458
11/20/2027	44,017,916
12/20/2027	43,999,374
1/20/2028	43,980,832
2/20/2028	43,962,290
3/20/2028	43,943,748
4/20/2028	43,925,206
5/20/2028	43,906,664
6/20/2028	43,888,122
7/20/2028	43,869,580
8/20/2028	43,851,038
9/20/2028	43,832,496
10/20/2028	43,813,954
11/20/2028	43,795,412
12/20/2028	43,776,870
1/20/2029	43,758,328
2/20/2029	43,739,786
3/20/2029	43,721,244
4/20/2029	43,702,702

III-N-3

Date	Scheduled Class A-5 (AA) Principal Balance ($)
5/20/2029	43,684,160
6/20/2029	43,665,618
7/20/2029	43,647,076
8/20/2029	43,628,534
9/20/2029	43,609,992
10/20/2029	43,591,450
11/20/2029	43,572,908
12/20/2029	43,554,366
1/20/2030	43,535,824
2/20/2030	43,517,282
3/20/2030	43,498,740
4/20/2030	43,480,198
5/20/2030	43,461,656
6/20/2030	43,443,114
7/20/2030	43,424,572
8/20/2030	43,406,030
9/20/2030	43,387,488
10/20/2030	43,368,946
11/20/2030	43,350,404
12/20/2030	43,331,862
1/20/2031	43,313,320
2/20/2031	43,294,778
3/20/2031	43,276,236
4/20/2031	43,257,694
5/20/2031	43,239,152
6/20/2031	43,220,610
7/20/2031	43,202,068
8/20/2031	43,183,526
9/20/2031	43,164,984
10/20/2031	43,146,442
11/20/2031	43,127,900
12/20/2031	43,109,358
1/20/2032	43,090,816
2/20/2032	43,072,274
3/20/2032	43,053,732
4/20/2032	43,035,190
5/20/2032	43,016,648
6/20/2032	42,998,106
7/20/2032	42,979,564
8/20/2032	42,961,022
9/20/2032	—

III-N-4

SCHEDULE III-L

SERIES 2025-1 CLASS A-6 (AA) NOTES

AMORTIZATION SCHEDULE

Date	Scheduled Class A-6 (AA) Principal Balance ($)
Series Closing Date	26,700,000
10/20/2025	26,688,875
11/20/2025	26,677,750
12/20/2025	26,666,625
1/20/2026	26,655,500
2/20/2026	26,644,375
3/20/2026	26,633,250
4/20/2026	26,622,125
5/20/2026	26,611,000
6/20/2026	26,599,875
7/20/2026	26,588,750
8/20/2026	26,577,625
9/20/2026	26,566,500
10/20/2026	26,555,375
11/20/2026	26,544,250
12/20/2026	26,533,125
1/20/2027	26,522,000
2/20/2027	26,510,875
3/20/2027	26,499,750
4/20/2027	26,488,625
5/20/2027	26,477,500
6/20/2027	26,466,375
7/20/2027	26,455,250
8/20/2027	26,444,125
9/20/2027	26,433,000
10/20/2027	26,421,875
11/20/2027	26,410,750
12/20/2027	26,399,624
1/20/2028	26,388,499
2/20/2028	26,377,374
3/20/2028	26,366,249
4/20/2028	26,355,124
5/20/2028	26,343,998
6/20/2028	26,332,873
7/20/2028	26,321,748
8/20/2028	26,310,623
9/20/2028	26,299,498
10/20/2028	26,288,372
11/20/2028	26,277,247
12/20/2028	26,266,122
1/20/2029	26,254,997
2/20/2029	26,243,872
3/20/2029	26,232,746
4/20/2029	26,221,621

III-N-5

Date	Scheduled Class A-6 (AA) Principal Balance ($)
5/20/2029	26,210,496
6/20/2029	26,199,371
7/20/2029	26,188,246
8/20/2029	26,177,120
9/20/2029	26,165,995
10/20/2029	26,154,870
11/20/2029	26,143,745
12/20/2029	26,132,620
1/20/2030	26,121,494
2/20/2030	26,110,369
3/20/2030	26,099,244
4/20/2030	26,088,119
5/20/2030	26,076,994
6/20/2030	26,065,868
7/20/2030	26,054,743
8/20/2030	26,043,618
9/20/2030	26,032,493
10/20/2030	26,021,368
11/20/2030	26,010,242
12/20/2030	25,999,117
1/20/2031	25,987,992
2/20/2031	25,976,867
3/20/2031	25,965,742
4/20/2031	25,954,616
5/20/2031	25,943,491
6/20/2031	25,932,366
7/20/2031	25,921,241
8/20/2031	25,910,116
9/20/2031	25,898,990
10/20/2031	25,887,865
11/20/2031	25,876,740
12/20/2031	25,865,615
1/20/2032	25,854,490
2/20/2032	25,843,364
3/20/2032	25,832,239
4/20/2032	25,821,114
5/20/2032	25,809,989
6/20/2032	25,798,864
7/20/2032	25,787,738
8/20/2032	25,776,613
9/20/2032	25,765,488
10/20/2032	25,754,363
11/20/2032	25,743,238
12/20/2032	25,732,112
1/20/2033	25,720,987
2/20/2033	25,709,862
3/20/2033	25,698,737
4/20/2033	25,687,612
5/20/2033	25,676,486
6/20/2033	25,665,361

III-N-6

Date	Scheduled Class A-6 (AA) Principal Balance ($)
7/20/2033	25,654,236
8/20/2033	25,643,111
9/20/2033	25,631,986
10/20/2033	25,620,860
11/20/2033	25,609,735
12/20/2033	25,598,610
1/20/2034	25,587,485
2/20/2034	25,576,360
3/20/2034	25,565,234
4/20/2034	25,554,109
5/20/2034	25,542,984
6/20/2034	25,531,859
7/20/2034	25,520,734
8/20/2034	25,509,608
9/20/2034	25,498,483
10/20/2034	25,487,358
11/20/2034	25,476,233
12/20/2034	25,465,108
1/20/2035	25,453,982
2/20/2035	25,442,857
3/20/2035	25,431,732
4/20/2035	25,420,607
5/20/2035	25,409,482
6/20/2035	25,398,356
7/20/2035	25,387,231
8/20/2035	25,376,106
9/20/2035	—

III-N-7

SCHEDULE III-M

SERIES 2025-1 CLASS B NOTES

AMORTIZATION SCHEDULE

Date	Scheduled Class B Principal Balance ($)
Series Closing Date	20,000,000
10/20/2025	20,000,000
11/20/2025	20,000,000
12/20/2025	20,000,000
1/20/2026	20,000,000
2/20/2026	20,000,000
3/20/2026	20,000,000
4/20/2026	20,000,000
5/20/2026	20,000,000
6/20/2026	20,000,000
7/20/2026	20,000,000
8/20/2026	20,000,000
9/20/2026	20,000,000
10/20/2026	20,000,000
11/20/2026	20,000,000
12/20/2026	20,000,000
1/20/2027	20,000,000
2/20/2027	20,000,000
3/20/2027	20,000,000
4/20/2027	20,000,000
5/20/2027	20,000,000
6/20/2027	20,000,000
7/20/2027	20,000,000
8/20/2027	20,000,000
9/20/2027	20,000,000
10/20/2027	20,000,000
11/20/2027	20,000,000
12/20/2027	20,000,000
1/20/2028	20,000,000
2/20/2028	20,000,000
3/20/2028	20,000,000
4/20/2028	20,000,000
5/20/2028	20,000,000
6/20/2028	20,000,000
7/20/2028	20,000,000
8/20/2028	20,000,000
9/20/2028	20,000,000
10/20/2028	20,000,000
11/20/2028	20,000,000
12/20/2028	20,000,000
1/20/2029	20,000,000
2/20/2029	20,000,000
3/20/2029	20,000,000

III-N-1

Date	Scheduled Class B Principal Balance ($)
4/20/2029	20,000,000
5/20/2029	20,000,000
6/20/2029	20,000,000
7/20/2029	20,000,000
8/20/2029	20,000,000
9/20/2029	20,000,000
10/20/2029	20,000,000
11/20/2029	20,000,000
12/20/2029	20,000,000
1/20/2030	20,000,000
2/20/2030	20,000,000
3/20/2030	20,000,000
4/20/2030	20,000,000
5/20/2030	20,000,000
6/20/2030	20,000,000
7/20/2030	20,000,000
8/20/2030	20,000,000
9/20/2030	20,000,000
10/20/2030	20,000,000
11/20/2030	20,000,000
12/20/2030	20,000,000
1/20/2031	20,000,000
2/20/2031	20,000,000
3/20/2031	20,000,000
4/20/2031	20,000,000
5/20/2031	20,000,000
6/20/2031	20,000,000
7/20/2031	20,000,000
8/20/2031	20,000,000
9/20/2031	20,000,000
10/20/2031	20,000,000
11/20/2031	20,000,000
12/20/2031	20,000,000
1/20/2032	20,000,000
2/20/2032	20,000,000
3/20/2032	20,000,000
4/20/2032	20,000,000
5/20/2032	20,000,000
6/20/2032	20,000,000
7/20/2032	20,000,000
8/20/2032	20,000,000
9/20/2032	20,000,000
10/20/2032	20,000,000
11/20/2032	20,000,000
12/20/2032	20,000,000
1/20/2033	20,000,000
2/20/2033	20,000,000
3/20/2033	20,000,000
4/20/2033	20,000,000
5/20/2033	20,000,000

III-N-2

Date	Scheduled Class B Principal Balance ($)
6/20/2033	20,000,000
7/20/2033	20,000,000
8/20/2033	20,000,000
9/20/2033	20,000,000
10/20/2033	20,000,000
11/20/2033	20,000,000
12/20/2033	20,000,000
1/20/2034	20,000,000
2/20/2034	20,000,000
3/20/2034	20,000,000
4/20/2034	20,000,000
5/20/2034	20,000,000
6/20/2034	20,000,000
7/20/2034	20,000,000
8/20/2034	20,000,000
9/20/2034	20,000,000
10/20/2034	20,000,000
11/20/2034	20,000,000
12/20/2034	20,000,000
1/20/2035	20,000,000
2/20/2035	20,000,000
3/20/2035	20,000,000
4/20/2035	20,000,000
5/20/2035	20,000,000
6/20/2035	20,000,000
7/20/2035	20,000,000
8/20/2035	20,000,000
9/20/2035	—

III-N-3